UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22894

INVESTMENT MANAGERS SERIES TRUST II

(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212

(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: September 30, 2017

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Vivaldi Merger Arbitrage Fund

Class A Shares – VARAX

Class I Shares – VARBX

Vivaldi Multi-Strategy Fund

Class A Shares – OMOAX

Class I Shares – OMOIX

WV Concentrated Equities Fund

Class A Shares – WVCAX

Class I Shares - WVCIX

ANNUAL REPORT

SEPTEMBER 30, 2017

Vivaldi Asset Management, LLC | 225 W. Wacker Dr. | Suite 2100 | Chicago, IL 60606 | P: 312.248.8300

The Vivaldi Funds

Each a series of Investment Managers Series Trust II

Table of Contents
Shareholder Letter	1
Fund Performance	13
Schedule of Investments	19
Statements of Assets and Liabilities	40
Statements of Operations	42
Statements of Changes in Net Assets	43
Statement of Cash Flows	46
Financial Highlights	47
Notes to Financial Statements	53
Report of Independent Registered Public Accounting Firm	70
Supplemental Information	71
Expense Examples	78

This report and the financial statements contained herein are provided for the general information of the shareholders of the Vivaldi Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.vivaldifunds.com

Annual Letter to Shareholders

Executive-Level Overview

The following management discussion of fund performance pertains to the following time periods:

Vivaldi Merger Arbitrage Fund (10/1/2016 – 9/30/2017)

Vivaldi Multi-Strategy Fund (3/1/2017-9/30/2017)

WV Concentrated Equities Fund (4/28/2017-9/30/2017)

Market Commentary and Overview:

Source: Bloomberg

To begin, we would like to expound, briefly, on the current state of the market and some potential trends we see going forward. The first, and perhaps most noticeable, characteristic of today’s broader market is the unrelenting grind higher of the S&P 500. We would like to highlight less that the market has continued to rise and instead focus on the way in which it has risen. Specifically, the market has trended up with an unprecedentedly low level of downside volatility. The worst drawdown YTD that the S&P 500 Index has experienced was -2.58%, which is on record as the second smallest intra-year drawdown in history (1995 being the smallest at -2.55%). It is likely that most non-professional investors wouldn’t even notice those inter-month moves given they were recaptured by the month-ends. That exceedingly low level of volatility may seem as though it should be accepted as a new norm. We, on the other hand, are skeptical of that view.

Source: CBOE

As many investors are becoming accustomed to the lack of volatility, we would like to highlight one trend that may be getting overlooked. Specifically, the correlation between equities, which is a key factor of the opportunity set for fundamentally-focused, active managers, including many of the managers we utilize in our products. By way of background, there have been time periods in recent years where stocks have, for the most part, traded in lockstep with each other. Those “high correlation” environments can be typified by sector and other factor rotations driving stock returns more than the fundamental results of a business. As shown in the chart to the right, the KCJ Index, which tracks the implied correlation between stocks in the S&P 500, recently touched a 10-year low of 14.4. This low correlation, high dispersion equity market backdrop bodes well for fundamental stock pickers looking to generate excess returns through company selection. We were encouraged to see our fundamentals-focused managers have a strong showing in regards to both absolute and relative performance as the market environment and breadth has improved. As always, we pay a great deal of attention to these broader macro-level factors not in an effort to time them but instead because they have predictive value for underlying strategy returns. Understanding those headwinds and tailwinds helps us discern manager performance within the broader portfolio context. It is important to us to continue to view performance from more than just an absolute or purely volatility-adjusted perspective.

Past performance is not indicative of future results.

Annual Letter to Shareholders

Looking forward, we see a landscape that is largely bereft of outsized risk premiums. While many market observers are cautious on overall risk asset valuation levels, few see near-term drivers of downside risk on the fundamental front. While we could enumerate a laundry list of geopolitical risks, that is nearly always the case. What we see instead is a market that has continued to grind higher while credit spreads and risk premiums continue to tighten due to continued global central bank intervention to push investors out on the risk curve. While these environments are typically constructive for returns, our focus is always limiting the extent to which we depend on the continuation of these conducive market forces for positive performance.

Vivaldi Merger Arbitrage Fund (10/1/2016 – 9/30/2017)

Investment Strategies and Techniques Used by Fund’s Investment Advisor

Under normal market conditions, the Vivaldi Merger Arbitrage Fund (the “Fund”) invests primarily in equity securities (publicly-traded common stock and preferred stock) of companies that are involved in a significant corporate event, and, in particular, a merger or acquisition. The Fund may invest in equity securities of any market capitalization, often investing in event-driven transactions as small as $100 million in transaction value, without limitation as to industry or sector. While the Fund may invest in both U.S. and non-U.S. securities, the Fund invests primarily in securities of U.S. and Canadian issuers. The basic idea behind the strategy is to capture the spread between the current price of a stock and the value offered via an acquisition. Typically, the target company’s stock price is expected to increase relative to the offer price while the share price of the acquiring company is expected to decline.

Key Performance Indicators (Financial and Non-Financial)

For the fiscal year ending September 30, 2017, the Vivaldi Merger Arbitrage Fund I Share (“VARBX”) returned +3.95% net of fees and +5.45% gross of fees while the A-Share (“VARAX”) returned +3.67% net of fees. The Fund showed a consistently positive return stream over the past fiscal year, demonstrated by the fact that a negative return was observed in only one month over that trailing twelve-month period. Over the same period, the S&P 500 Total Return Index (“SPXT”) gained +18.61% and the Fund’s benchmark, the Bloomberg Barclays US Aggregate Bond Index (the “Barclays Aggregate”), returned +0.07%. Also noteworthy and, as intended, the Fund’s return stream has continued to be highly uncorrelated with both the SPXT and the Barclays Aggregate Index. Exhibit(1), Exhibit(2), and Exhibit(3) show correlation to indices (TTM), risk statistics to indices (TTM), and historical returns respectively. A chart has also been added to show the volume of mergers and acquisitions for the past fiscal year as this effectively represents the opportunity set for the Fund.

Past performance is not indicative of future results.

Annual Letter to Shareholders

RISK AND RETURN SUMMARY
	VARBX	BCS_AGG	SPXT
Annualized Ret.	3.95%	0.07%	18.61%
Volatility	1.45%	3.16%	5.45%
Return/Risk	2.72	0.02	3.42
Worst Month	-0.77%	-2.37%	-1.82%
Best Month	0.87%	0.90%	3.97%
Average Month	0.32%	0.01%	1.45%
Median Month	0.37%	0.17%	1.66%
Max Drawdown	-1.84%	-3.28%	-1.82%
Positive Months	11	7	11
Negative Months	1	5	1
Exhibit 2

Performance quoted represents past performance and does not guarantee future results. Performance shown includes the performance of the unregistered Predecessor Fund (Incepted 4/1/2000) which converted its assets and performance into the Vivaldi Merger Arbitrage Fund on 10/01/2015. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. The performance history is net of all fees and reflects the impact of the Contractual Waiver Agreement. If the Contractual Waiver Agreement were not in place, the Fund’s performance would be reduced. Performance data current to the most recent month-end is available at (877) 779-1999.

Current Portfolio Positioning (As of 9/30/2017)

The portfolio finished the fiscal year with approximately $531MM assets under management (“AUM”) and is currently positioned with a gross exposure of 101.05% along with a sizeable cash position set aside for newly-announced merger transactions. The remaining gross exposure of 101.1% is invested across 19 deals with the fund holding a long position in all nineteen target companies and a short position in nine of the nineteen acquiring companies. As an aside, our merger arbitrage team hedges out the equity component of deals that include stock consideration via a straight short position on the acquirer company at the exact ratio present within the deal terms. The long positions that do not include a short pair are all-cash merger payments. In aggregate, these long, short, and cash positions put net exposure just shy of 81% net long. From a sector perspective, the overall gross long exposure is dominated by Healthcare; 29.04%, and Communications; 22.51%with a sharp decrease in density by sector from there. The top three holdings in the Fund, excluding cash, are Level 3 Communications (LVLT; 12.3%), C. R. Bard, Inc. (BCR; 10.0%), and NXP Semiconductors N.V (NXPI; 9.4%). It is important to note that VARBX has taken both sides of the trade in the LVLT and BCR deals by initiating a short position in the potential acquirer of LVLT, CenturyLink, (CTL; -5.8%) and a short position in the potential acquirer of BCR, Becton, Dickinson and Company (BDX; -3.0%). On the market cap spectrum, nine of the deals were $10bn+ in market cap with the remaining deals smaller in size. The fund owns nine small-cap, sub-$1bn (market cap) merger transactions.

Past performance is not indicative of future results.

Annual Letter to Shareholders

Top Contributor

The top contributor to performance for the fiscal year ended 9/30/2017 was a long position in Reynolds American Inc (RAI). RAI is a tobacco company that received a cash and stock bid from British American Tobacco (BAT) to acquire the remaining 57.8% of RAI that BAT did not already own. The offer was announced at .5502 shares of BAT and $29.44 in cash per share of RAI. We initiated a position in mid-November of 2016 and held the shares until completion of the deal on July 25, 2017 generating +1.77% of attribution for the Fund. The position in RAI represented an approximate 10% gross exposure in the Fund at its peak size.

Top Detractor

The top detractor over the same fiscal year period was the corresponding short position we took in British American Tobacco (BAT), which produced a -1.4% return and negated much of the earnings from the long position in Reynolds American Inc. (RAI). The short position in BAT was initiated in mid-November of 2016 and detracted from Fund performance until the position was exited on July 25, 2017. At its peak, the short position in BAT represented 5.7% in gross exposure bringing the total gross exposure related to the RAI/BTI deal to roughly 16%. This overall merger spread netted to a roughly +0.4% return over the period.

Past performance is not indicative of future results.

Annual Letter to Shareholders

Vivaldi Multi-Strategy Fund (3/1/2017-9/30/2017)

Investment Strategies and Techniques Used by Fund’s Investment Advisor

The Vivaldi Multi-Strategy Fund (A Share: OMOAX; I Share: OMOIX) (the “Fund”) utilizes multiple sub-strategies with the goal of producing a return stream with low correlation, or beta, to traditional equity and fixed income investments. The Fund employs four distinct sub-strategies as outlined below.

Global Macro: Focuses on fundamental & macroeconomic forces and initiates positions in equities in both long and short capacities.

Event Driven: Seeks to exploit pricing inefficiencies and misunderstood sources of value that often result from a corporate event, specifically mergers & acquisitions.

Relative Value (Long/Short Equity): Seeks to identify and invest in mispriced corporate securities via rigorous fundamental analysis in an effort to provide superior risk-adjusted returns via long / short equity positions.

Relative Value (Closed End Funds) Seeks to identify and invest in mispriced Closed End Funds that are selling at a discount to historic averages and take profits as spreads begin to tighten.

Key Performance Indicators (Financial and Non-Financial)

For the period 3/1/2017-9/30/2017, OMOIX returned an annualized +4.47% net of fees while the Fund’s benchmark, the ICE BofA Merrill Lynch 3 Month US Treasury Bill Index, returned an annualized 83 basis points. For further color on the market, the Bloomberg Barclays US Aggregate Bond Index annualized at 3.9%. OMOIX was positive five of the seven observed months with a max drawdown of -1.1%. This compared favorably, on a consistency basis, with the Barclays Aggregate, which was positive only four of the seven observed months and faced a max drawdown of -2.4% over this same time frame. OMOIX also proved to be highly uncorrelated with both the -SPXT and Barclays Aggregate over the period, meeting the Fund’s objective to generate returns with low sensitivity to traditional equity and fixed income markets. Exhibit(1), Exhibit(2), and Exhibit(3) show historical performance (ITD), correlation to traditional equity and fixed income markets, and risk statistics respectively.

Past performance is not indicative of future results.

Annual Letter to Shareholders

Annualized performance over the period by strategy is as follows: Global Macro -6.3%; Event Driven Sleeve +4.5%; Relative Value Long/Short Equity +6.4%; and Relative Value Closed-End Fund +7.3%.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. The performance history is net of all current fund fees and reflects the impact of the Contractual Waiver Agreement. If the Contractual Waiver Agreement were not in place, the Fund’s performance would be reduced. Performance data current to the most recent month-end is available at (877) 779-1999.

Past performance is not indicative of future results.

Annual Letter to Shareholders

Current Portfolio Positioning (As of 9/30/2017)

The Vivaldi Multi-Strategy Fund ended the period with approximately $156 million assets under management (“AUM”) and is currently positioned with a gross exposure of 109.3% and a net exposure of 40.56%. The remaining gross exposure is spread between 275+ positions across the sub-strategies mentioned above. The top three largest positions by gross exposures, excluding cash, are Level 3 Communications (LVLT; 4.1%), C R Bard Inc (BCR; 3.4%), and NXP Semiconductors NV (NXPI; 2.7%). The current allocation to each sub-strategy is outlined to the right. It is important to note that each sub-strategy may also hold a certain level of investment as cash within their allocation.

Top Contributor

The Fund’s top contributor over the period outlined in this report was Vishay Precision Group, Inc (VPG). The Fund’s relative value long/short equity manager sourced and allocated to VPG. The position was initiated in July of 2015 with its peak gross exposure of 2.9% being reached in November 2016. Gross exposure to VPG stands at 1.9% as of 9/30/2017 and over this fiscal period has generated +0.75% in performance.

Top Detractor

The Fund’s top detractor over the period outlined in this report was Quintis Ltd. (tickers: QIN AU & TFC AU). The Fund’s relative value long/short equity manager sourced and allocated to Quintis Ltd. The company traded under the two aforementioned tickers over the most recent fiscal period and represented upwards of 1.5% of the Fund’s gross exposure. The position(s) detracted, in aggregate, -67bps of P&L for the Fund. (See table below for more information.)

Past performance is not indicative of future results.

Annual Letter to Shareholders

WV Concentrated Equities Fund (4/28/2017-9/30/2017)

 Investment Strategies and Techniques Used by Fund’s Investment Advisor

The WV Concentrated Equities Fund (A Share: WVCAX; I Share: WVCIX) is a high-conviction portfolio, unconstrained by benchmarks, and is designed to grow wealth over the long-term. The Fund’s investment strategy is built upon the premise that deep fundamental research, a long-term investment horizon, and the use of a disciplined, intrinsic value framework leads to attractive investment returns.

Past performance is not indicative of future results.

Annual Letter to Shareholders

Key Performance Indicators (Financial and Non-Financial)

For the period 04/28/2017-9/30/2017, WVCIX returned an annualized -1.23% with an annualized volatility of 9.2% while the S&P 500 Total Return Index returned an annualized 16.38% with an annualized volatility of 7.19% and the Russell 2500 Index returned an annualized 15.21% with an annualized volatility of 9.93%. One metric to note is the higher, and intended, level of correlation that the Fund exhibits to both the SPXT and Russell 2500 Index. Exhibit(1), Exhibit(2), and Exhibit(3) show the risk statistics, historical return, and correlation of the Fund and benchmarks from 4/28/2017-9/30/2017. It should also be noted the short time frame this performance covers – it is difficult to make meaningful extrapolations from such a small number of data points.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. The performance history is net of all current fund fees and reflects the impact of the Contractual Waiver Agreement. If the Contractual Waiver Agreement were not in place, the Fund’s performance would be reduced. Performance data current to the most recent month-end is available at (877) 779-1999.

Current Portfolio Positioning (As of 9/30/2017)

The Fund ended the period with approximately $210 million assets under management (“AUM”) and is currently positioned with a gross exposure of 116.4%, 16.8% of which is held in cash, and a net exposure of 89.4%. The remaining gross exposure is spread across 47 positions, comprised of 34 long positions and 13 short positions. The top three largest long positions by gross exposure are in Resource Capital Corp (RSO; 5.6%), Berkshire Hathaway A-Share (BRK/A; 5.2%), and Potbelly Corp (PBPB; 5.2%). The top three largest short positions by gross exposure are the Canadian Dollar (CAD; -1.9%), BofI Holding, Inc. (BOFI; -1.4%), and Teladoc Inc (TDOC; -1.4%).

Past performance is not indicative of future results.

Annual Letter to Shareholders

Top Contributor

The top performer for the period outlined in this report was Generac Holdings (GNRC). The position represented roughly 3% of the total book and was sold on September 21, 2017. The position generated +62bps for the Fund over its holding period.

Top Detractor

The single largest detractor for the Fund over this reporting period was a long position in Dicks Sporting Goods (DKS). The position represented as much as 4.0% of the portfolio’s gross exposure but was subsequently trimmed down from May through August. Our portfolio management team ultimately exited DKS on September 21, 2017. The stock detracted -1.6% from the Fund over the specified period.

Past performance is not indicative of future results.

Annual Letter to Shareholders

As always, we thank you for your continued support and intend to work hard to maintain it.

Kind Regards,

Michael Peck, CFA President & Co-Chief Investment Officer	Brian R. Murphy Portfolio Manager

The views were those of the Portfolio Fund Managers as of September 30, 2017, and may not reflect their views on the date this material is first published or anytime thereafter. These views are intended to assist the shareholders of the Funds in understanding their investments and do not constitute investment advice. This material may contain discussions about investments that may or may not be held by the Funds as of the date of this material. All current and future holdings are subject to risk and to change.

Mutual fund investing involves risk. Principal loss is possible. Investments in companies that are the subject of a publicly announced transaction carry the risk that the proposed or expected transaction may not be completed or may be completed on less favorable terms than originally expected, which may lower the Funds’ performance. Investments in foreign securities involve greater volatility and political, economic, and currency risks and difference in accounting methods. These risks are greater for emerging markets. Investments in small and medium sized companies involve additional risks such as limited liquidity or greater volatility. Derivatives involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments. The Funds may make short sales of securities, which involves the risk that losses may exceed the original amount invested. The Funds may use leverage which may exaggerate the effect of any securities or the Net Asset Value of the Funds, and money borrowed will be subjected to interest costs. In the case of an investment in a potential acquisition target, if the proposed merger, exchange offer or cash tender offer appears likely not to be consummated, in fact is not consummated, or is delayed, the market price of the security to be tendered or exchanged will usually decline sharply, resulting in a loss to the Funds. If a put or call option purchased by one of the Funds expires without being sold or exercised, the Fund will lose the premium it paid for the option. The risk involved in writing a covered call option is the lack of liquidity for the option. The Funds are non-diversified, meaning they may concentrate their assets in fewer individual holdings than a diversified fund. Therefore, the Funds are more exposed to individual stock volatility than a diversified fund. The Funds may invest in mortgage backed securities that include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Multi-investment management styles may lead to higher transaction expenses compared to a single investment management styles. Outcomes depend on the skill of the sub-advisers and Funds (ETFs), which may trade at a discount to the aggregate value of the underlying securities, and, although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders, less certain permitted expenses, and any warrants issued by the SPAC will expire worthless. For a complete description of risks please read the prospectus.

Past performance is not indicative of future results.

Annual Letter to Shareholders

On 10/01/2015 the Highland Capital Management Institutional Fund, LLC, a Delaware limited liability company which commenced operations on April 1, 2000 (the "Predecessor Fund"), converted into the Vivaldi Merger Arbitrage Fund (1940 Act registered fund) pursuant to which the Predecessor Fund transferred substantially all of its assets into the Fund. The Fund's objectives, policies, guidelines and restrictions are, in all material respects, substantially the same as those of the Predecessor Fund. The Predecessor Fund was not registered under the 1940 Act and, therefore, was not subject to certain restrictions imposed by the 1940 Act on registered investment companies and by the Internal Revenue Code of 1986, as amended, on regulated investment companies, such as the Fund. Please review the prospectus for additional details.

The Funds’ investment objectives, risks, charges, and expenses must be considered carefully before investing. The summary or statutory prospectus contains this and other important information, and it may be obtained by calling 312.248.8300 or visiting vivaldifunds.com. Read the prospectus carefully before investing. Vivaldi Asset Management LLC is the Advisor to the Vivaldi Merger Arbitrage Fund, the Vivaldi Multi-Strategy Fund and the WV Concentrated Equities Fund which are distributed by IMST Distributors, LLC.

    INDEX DEFINITIONS

• S&P 500 Index - The S&P 500 Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy.

• S&P 500 Total Return Index – The S&P 500 Total Return Index includes a representative sample of 500 leading companies in leading industries of the U.S economy and assumes any dividends are reinvested back into the index.

• Bloomberg Barclays U.S. Aggregate Bond Index - The index is market capitalization weighted and includes Treasury securities, Government agency bonds, Mortgage backed bonds and Corporate bonds. It excludes Municipal bonds and Treasury Inflation-Protected securities because of tax treatment.

• Russell 2500 Index – A market cap weighted index featuring 2,500 stocks that cover small and mid-cap market capitalization companies.

•	ICE BofA Merrill Lynch 3 Month US Treasury Bill Index – An index which tracks the performance of the U.S. Dollar denominated U.S. Treasury Bills publicly issued in the U.S. Domestic Market with a remaining term to final maturity of less than 3 months.

    GLOSSARY

• Alpha - The excess returns of a fund relative to the return of a benchmark index is the fund's alpha.

• Basis Points (bps) - one hundredth of one percent, used chiefly in expressing differences of interest rates.

• Beta - represents the systematic risk of a portfolio and measures its sensitivity to a benchmark.

• Correlation - represents the systematic risk of a portfolio and measures its sensitivity to a benchmark.

• Max Drawdown - is the maximum loss from a peak to a trough of a portfolio, before a new peak is attained and is an indicator of downside risk over a specified period.

• Sharpe Ratio - a measure that uses standard deviation and excess return to determine reward per unit of risk. The greater a fund’s Sharpe ratio, the better its risk-adjusted performance has been.

• Standard Deviation – the measure of how closely two securities perform in relation to one another.

Past performance is not indicative of future results.

Vivaldi Merger Arbitrage Fund

FUND PERFORMANCE at September 30, 2017 (Unaudited)

This graph compares a hypothetical $500,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the Bloomberg Barclays US Aggregate Bond Index and the S&P 500 Total Return Index. The performance graph above is shown for the Fund Class I shares, Class A shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Bloomberg Barclays US Aggregate Bond Index is market capitalization weighted and includes Treasury securities, Government agency bonds, Mortgage backed bonds and Corporate bonds. It excludes Municipal bonds and Treasury Inflation-Protected securities because of tax treatment. The S&P 500 Total Return Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy and assumes any dividends are reinvested back into the index. These indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and they are not available for investment.

Average Annual Total Returns as of September 30, 2017	1 Year	5 Years	10 Years	Since Inception	Inception Date
Before deducting maximum sales charge
Class A¹	3.67%	3.77%	5.91%	10.48%	04/01/00
Class I²	3.95%	4.06%	6.19%	10.76%	04/01/00
After deducting maximum sales charge
Class A¹	-2.33%	2.54%	5.29%	10.10%	04/01/00
Bloomberg Barclays US Aggregate Bond Index	0.07%	2.06%	4.27%	5.11%	04/01/00
S&P 500 Total Return Index	18.61%	14.22%	7.44%	5.04%	04/01/00

[1]	Maximum sales charge for Class A shares is 5.75%.
[2]	Class I shares do not have any initial or deferred sales charge.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (877) 779-1999.

The Fund commenced investment operations on October 1, 2015, after the reorganization of Highland Capital Management Institutional Fund, LLC, a Delaware limited liability company which commenced operations on April 1, 2000 (the “Predecessor Fund”), into the Fund, pursuant to which the Predecessor Fund transferred substantially all of its assets into the Fund. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. The Predecessor Fund was not registered under the 1940 Act and, therefore, was not subject to certain restrictions imposed by the 1940 Act on registered investment companies and by the Internal Revenue Code of 1986, as amended, on regulated investment companies such as the Fund. Performance results shown in the graph and the performance table above for the period prior to October 1, 2015 reflect the performance of the Predecessor Fund.

Vivaldi Merger Arbitrage Fund

FUND PERFORMANCE at September 30, 2017 (Unaudited) – Continued

Gross and net expense ratios for Class A shares were 2.78% and 2.62%, respectively, and for Class I shares were 2.47% and 2.31%, respectively, which were the amounts stated in the current prospectus dated February 1, 2017. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. While the Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.85% and 1.55% of the average daily net assets of the Fund’s Class A and Class I shares, respectively, such fee waiver of expense absorption was not necessary for the year ended September 30, 2017, as the annual fund expenses fell below its threshold. This agreement is in effect until January 31, 2018, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged a redemption fee of 1.00%.

Vivaldi Multi-Strategy Fund

FUND PERFORMANCE at September 30, 2017 (Unaudited)

This graph compares a hypothetical $100,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. The performance graph above is shown for the Fund Class I shares, Class A shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index tracks the performance of the U.S. Dollar denominated U.S. Treasury Bills publicly issued in the U.S. Domestic Market with a remaining term to final maturity of less than 3 months. This index does not reflect expenses, fees or sales charges, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of September 30, 2017	1 Year	3 Years	5 Years	Since Inception	Inception Date
Before deducting maximum sales charge
Class A¹	3.26%	4.30%	2.43%	2.88%	04/30/12
Class I²	3.59%	4.64%	2.75%	3.20%	04/30/12
After deducting maximum sales charge
Class A¹	-1.88%	2.53%	1.39%	1.91%	04/30/12
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.66%	0.32%	0.22%	0.21%	04/30/12

[1]	Maximum sales charge for Class A shares is 5.00%.
2	Class I shares do not have any initial or deferred sales charge.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (877) 779-1999.

The Fund commenced investment operations on December 16, 2016, after the reorganization of Vivaldi Orinda Macro Opportunities Fund, which commenced operations on April 30, 2012 (the “Predecessor Fund”), into the Fund, pursuant to which the Predecessor Fund transferred substantially all of its assets into the Fund. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the graph and the performance table above for the period prior to December 16, 2016 reflect the performance of the Predecessor Fund.

Vivaldi Multi-Strategy Fund

FUND PERFORMANCE at September 30, 2017 (Unaudited) – Continued

The Fund’s expense ratios were 3.74% and 3.44% for Class A shares and Class I shares, respectively, which were the amounts stated in the current prospectus dated July 1, 2017. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 2.25% and 1.95% of the average daily net assets of the Fund’s Class A and Class I shares, respectively. This agreement is in effect until December 16, 2018, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

WV Concentrated Equities Fund

FUND PERFORMANCE at September 30, 2017 (Unaudited)

This graph compares a hypothetical $500,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the Russell 2500 Index and the S&P 500 Total Return Index. The performance graph above is shown for the Fund Class I shares, Class A shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Russell 2500 Index is a market cap weighted index featuring 2,500 stocks that cover small and mid-cap market capitalization companies. The S&P 500 Total Return Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy and assumes any dividends are reinvested back into the index. These indices do not reflect expenses, fees or sales charges, which would lower performance. The indices are unmanaged and they are not available for investment.

Total Returns as of September 30, 2017	3 Months (Actual)	Since Inception (Cumulative)	Inception Date
Before deducting maximum sales charge
Class A¹	0.89%	-0.60%	04/28/17
Class I²	0.93%	-0.52%	04/28/17
After deducting maximum sales charge
Class A¹	-4.90%	-6.33%	04/28/17
Russell 2500 Index	4.74%	6.16%	04/28/17
S&P 500 Total Return Index	4.48%	6.61%	04/28/17

[1]	Maximum sales charge for Class A shares is 5.75%.
[2]	Class I shares do not have any initial or deferred sales charge.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (877) 779-1999.

WV Concentrated Equities Fund

FUND PERFORMANCE at September 30, 2017 (Unaudited) – Continued

The Fund’s expense ratios were 1.43% and 1.18% for Class A shares and Class I shares, respectively, which were the amounts stated in the current prospectus dated April 28, 2017. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.45% and 1.20% of the average daily net assets of the Fund’s Class A and Class I shares, respectively. This agreement is in effect until April 30, 2018, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Vivaldi Merger Arbitrage Fund

SCHEDULE OF INVESTMENTS

As of September 30, 2017

Number of Shares		Value

	Common Stocks – 80.8%
	Aerospace/Defense-Equipment – 2.6%
104,840	Orbital ATK, Inc.	$13,960,494

	Commercial Banks-Western US – 1.0%
197,128	Pacific Continental Corp.[3]	5,312,600

	Computer Aided Design – 0.9%
207,413	Exa Corp.*	5,015,246

	Computers-Integrated Systems – 2.2%
735,338	Silver Spring Networks, Inc.*	11,890,415

	Consulting Services – 2.2%
217,608	Advisory Board Co.*	11,669,229

	Diagnostic Equipment – 4.7%
758,910	VWR Corp.*3	25,127,510

	Diamonds/Precious Stones – 2.7%
996,682	Dominion Diamond Corp.[1,3]	14,132,951

	Disposable Medical Products – 10.0%
165,854	C.R. Bard, Inc.[3]	53,156,207

	Medical-Biomedical/Generics – 5.2%
154,703	Kite Pharma, Inc.*	27,817,146

	Medical-Drugs – 2.8%
381,242	Neuroderm Ltd.* 1,3	14,830,314

	Multimedia – 8.4%
435,989	Time Warner, Inc.	44,667,073

	Oil Comp-Exploration & Production – 4.8%
884,689	Rice Energy, Inc.*	25,602,900

	Oil Refining & Marketing – 2.6%
535,562	Western Refining Logistics LP	13,817,500

	REITS-Office Property – 0.4%
54,582	First Potomac Realty Trust - REIT	608,044
61,747	Parkway, Inc. - REIT	1,422,033
		2,030,077
	Research & Development – 6.3%
377,646	PAREXEL International Corp.*3	33,263,060

	Retail-Discount – 0.5%
67,959	HSN, Inc.	2,653,799

	Semicon Components-Integrated Circuits – 9.4%
439,958	NXP Semiconductors N.V.* 1	49,754,850

	Telecom Service – 14.1%
1,221,546	Level 3 Communications, Inc.*3	65,096,186

Vivaldi Merger Arbitrage Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2017

Number of Shares		Value

	Common Stocks (Continued)
	Telecom Service (Continued)
53,979	Straight Path Communications, Inc. - Class B*3	$9,752,386
		74,848,572
	Total Common Stocks (Cost $419,391,174)	429,549,943

Number of Contracts

	Purchased Options Contracts – 0.0%
	Call Options – 0.0%
	AT&T, Inc.
598	Exercise Price: $39.00, Notional Amount: $2,332,200,
	Expiration Date: January 19, 2018	74,750
	NXP Semiconductors N.V.
371	Exercise Price: $110.00, Notional Amount: $4,081,000,
	Expiration Date: October 20, 2017	122,430

	Total Call Options (Cost $151,206)	197,180

	Put Options – 0.0%
	NXP Semiconductors N.V.
319	Exercise Price: $110.00, Notional Amount: $3,509,000,
	Expiration Date: December 15, 2017	25,520

	Total PUT Options (Cost $60,622)	25,520

	Total Purchased Options Contracts (Cost $211,828)	222,700

Number of Shares

	Short-Term Investments – 21.9%
116,292,274	Morgan Stanley Institutional Liquidity Fund - Government Portfolio - Institutional Class, 0.89%[2,3]	116,292,274

	Total Short-Term Investments (Cost $116,292,274)	116,292,274

	Total Investments – 102.7% (Cost $535,895,276)	546,064,917
	Liabilities in Excess of Other Assets – (2.7)%	(14,215,402)
	Total Net Assets – 100.0%	$531,849,515

	Securities Sold Short – (20.1)%
	Common Stocks – (20.1)%
	Commercial Banks-Western US – (1.0)%
(126,753)	Columbia Banking System, Inc.	$(5,337,569)

Vivaldi Merger Arbitrage Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2017

Number of Shares		Value

	Securities Sold Short (Continued)
	Common Stocks (Continued)
	Enterprise Software/Service – (0.1)%
(20,042)	Evolent Health, Inc. - Class A*	$(356,748)

	Medical Products – (3.1)%
(84,216)	Becton, Dickinson and Co.	(16,502,125)

	Oil Comp-Exploration & Production – (4.0)%
(327,335)	EQT Corp.	(21,355,335)

	Pipelines – (2.6)%
(280,260)	Andeavor Logistics LP	(14,029,816)

	Retail-Catalog Shopping – (0.5)%
(112,008)	Liberty Interactive Corp. QVC Group - Class A*	(2,640,028)

	Telephone-Integrated – (8.8)%
(352,984)	AT&T, Inc.	(13,826,383)
(1,745,101)	CenturyLink, Inc.	(32,982,409)
		(46,808,792)
	Total Common Stocks (Proceeds $109,089,828)	(107,030,413)

	Total Securities Sold Short (Proceeds $109,089,828)	$(107,030,413)

Number of Contracts

	WRITTEN Options Contracts – 0.0%
	Call Options – 0.0%
	Straight Path Communications, Inc.
(116)	Exercise Price: $180.00, Notional Amount: $(2,088,000), Expiration Date: November 17, 2017*	$(21,750)
(52)	Exercise Price: $180.00, Notional Amount: $(936,000), Expiration Date: December 15, 2017*	(13,650)
(82)	Exercise Price: $180.00, Notional Amount: $(1,476,000), Expiration Date: October 20, 2017*	(11,685)

	Total Call Options (Proceeds $42,688)	(47,085)

	Total WRITTEN Options Contracts (Proceeds $42,688)	$(47,085)

LP – Limited Partnership

REIT – Real Estate Investment Trust

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

Vivaldi Merger Arbitrage Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2017

[3]	All or a portion of this security is segregated as collateral for securities sold short and written options contracts.

See accompanying Notes to Financial Statements.

Vivaldi Merger Arbitrage Fund

SUMMARY OF INVESTMENTS

As of September 30, 2017

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Telecom Service	14.1%
Disposable Medical Products	10.0%
Semicon Components-Integrated Circuits	9.4%
Multimedia	8.4%
Research & Development	6.3%
Medical-Biomedical/Generics	5.2%
Oil Comp-Exploration & Production	4.8%
Diagnostic Equipment	4.7%
Medical-Drugs	2.8%
Diamonds/Precious Stones	2.7%
Aerospace/Defense-Equipment	2.6%
Oil Refining & Marketing	2.6%
Computers-Integrated Systems	2.2%
Consulting Services	2.2%
Commercial Banks-Western US	1.0%
Computer Aided Design	0.9%
Retail-Discount	0.5%
REITS-Office Property	0.4%
Total Common Stocks	80.8%
Purchased Options Contracts	0.0%
Short-Term Investments	21.9%
Total Investments	102.7%
Liabilities in Excess of Other Assets	(2.7)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Vivaldi Multi-Strategy Fund

SCHEDULE OF INVESTMENTS

As of September 30, 2017

Number of Shares		Value

	Closed-End Funds – 16.8%
47,097	Advent Claymore Convertible Securities and Income Fund[3]	$763,442
41,896	Advent Claymore Enhanced Growth & Income Fund[3]	360,725
104,178	Alpine Total Dynamic Dividend Fund[3]	937,602
5,660	American Capital Senior Floating Ltd.	65,090
26,632	Ares Dynamic Credit Allocation Fund, Inc. [3]	436,765
89,373	BlackRock Debt Strategies Fund, Inc. [3]	1,042,983
559	Brookfield Real Assets Income Fund, Inc.	13,299
136,611	Clough Global Equity Fund[3]	1,811,462
217,239	Clough Global Opportunities Fund[3]	2,424,387
82,215	Cornerstone Strategic Value Fund, Inc.	1,217,604
14,876	Cornerstone Total Return Fund, Inc.	217,636
122,549	Delaware Enhanced Global Dividend & Income Fund[3]	1,453,431
19,360	First Trust Strategic High Income Fund II3	263,490
101,839	Garrison Capital, Inc. [3]	858,503
47,588	Invesco High Income Trust II3	718,579
84,343	Invesco Senior Income Trust	378,700
8,901	Korea Equity Fund, Inc.	—
7,718	Lazard Global Total Return and Income Fund, Inc.	129,354
65,257	Lazard World Dividend & Income Fund, Inc. [3]	739,362
21,698	Legg Mason BW Global Income Opportunities Fund, Inc. [3]	291,621
62,814	Liberty All Star Equity Fund	378,768
81,713	Madison Covered Call & Equity Strategy Fund[3]	641,447
47,211	Madison Strategic Sector Premium Fund[3]	567,476
89,023	Managed Duration Investment Grade Municipal Fund[3]	1,227,627
35,258	Morgan Stanley Emerging Markets Debt Fund, Inc. [3]	355,048
21,914	MVC Capital, Inc. [3]	219,359
45,025	NexPoint Credit Strategies Fund[3]	1,037,826
46,901	Nuveen Credit Strategies Income Fund[3]	398,189
3,042	Nuveen Mortgage Opportunity Term Fund[3]	77,145
58,740	Nuveen Mortgage Opportunity Term Fund 2[3]	1,440,305
151,471	Prudential Global Short Duration High Yield Fund, Inc. [3]	2,261,462
12,282	Prudential Short Duration High Yield Fund, Inc. [3]	187,423
9,717	Special Opportunities Fund, Inc. [3]	152,946
98,688	Templeton Emerging Markets Income Fund[3]	1,141,820
86,618	Virtus Total Return Fund, Inc. [3]	1,129,499
40,676	Western Asset Global High Income Fund, Inc. [3]	418,556
34,812	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund[3]	392,679

	Total Closed-End Funds (Cost $24,883,048)	26,151,610

	Common Stocks – 55.8%
	Communications – 14.0%
337	Alphabet, Inc. - Class C*3	323,220
23,257	eDreams ODIGEO S.A.*	73,666
43,817	Gray Television, Inc.*3	687,927

Vivaldi Multi-Strategy Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2017

Number of Shares		Value

	Common Stocks (Continued)
	Communications (Continued)
90,548	IMAX Corp.*3	$2,050,912
119,435	Level 3 Communications, Inc.*3	6,364,691
91,238	Liberty Global PLC LiLAC - Class A*3	2,167,815
18,321	Liberty Global PLC LiLAC - Class C*3	426,879
131,526	National CineMedia, Inc.[3]	918,052
27,323	Nexstar Broadcasting Group, Inc.[3]	1,702,223
88	Priceline Group, Inc.*	161,112
7,115	Straight Path Communications, Inc. - Class B*3	1,285,467
32,385	TEGNA, Inc. [3]	431,692
38,161	Time Warner, Inc.	3,909,594
38,400	Twenty-First Century Fox, Inc. [3]	1,012,992
15,355	Twitter, Inc.*	259,039
		21,775,281
	Consumer Discretionary – 4.2%
21,025	Advisory Board Co.*	1,127,466
32,479	DR Horton, Inc.	1,296,886
222,416	Drive Shack, Inc.	802,922
10,345	Francesca's Holdings Corp.*	76,139
3,928	General Motors Co.	158,613
7,849	HSN, Inc.	306,503
355,067	Imvescor Restaurant Group, Inc. [3]	1,055,697
5,208	MDC Holdings, Inc.	172,958
116,904	Potbelly Corp.*3	1,449,610
3,954	Toll Brothers, Inc.	163,972
		6,610,766
	Consumer Staples – 1.4%
121,965	Darling Ingredients, Inc.*3	2,136,827

	Energy – 3.5%
7,546	Cabot Oil & Gas Corp. [3]	201,856
27,900	Kinder Morgan Canada Ltd.	387,264
77,298	Rice Energy, Inc.*	2,237,004
64,250	Silver Spring Networks, Inc.*	1,038,922
4,413	SolarEdge Technologies, Inc.*	125,991
17,027	Transocean Ltd.* 1	183,211
50,421	Western Refining Logistics LP	1,300,862
		5,475,110
	Financials – 7.5%
20,416	Andina Acquisition Corp. II*	207,427
26,258	Ares Capital Corp. [3]	430,369
8,451	Atlantic Acquisition Corp.*	86,876
6	Berkshire Hathaway, Inc. - Class A*3	1,648,440
7,531	Constellation Alpha Capital Corp.*3	76,816

Vivaldi Multi-Strategy Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2017

Number of Shares		Value

	Common Stocks (Continued)
	Financials (Continued)
6,952	Draper Oakwood Technology Acquisition, Inc.*	$70,771
1,032	Everest Re Group Ltd.[1]	235,698
5,519	First Potomac Realty Trust - REIT	61,482
14,096	Hennessy Capital Acquisition Corp. III*3	145,541
8,455	I-AM Capital Acquisition Co.*	86,579
82,958	Industrea Acquisition Corp.*	837,876
1,672	JPMorgan Chase & Co.	159,693
9,625	KBL Merger Corp. IV*3	98,079
120,037	Kingsway Financial Services, Inc.*3	732,226
45,522	Marcus & Millichap, Inc.*3	1,228,639
39,257	MMA Capital Management LLC*3	983,388
9,150	Modern Media Acquisition Corp.*3	103,212
9,150	National Energy Services Reunited Corp.*3	88,023
155,979	OHA Investment Corp. [3]	193,414
9,238	Osprey Energy Acquisition Corp.*	91,733
23,413	Pacific Continental Corp. [3]	630,980
5,653	Parkway, Inc. - REIT	130,189
18,569	Pensare Acquisition Corp.*	191,818
269,780	Resource Capital Corp.[3]	2,908,228
24,354	Royce Micro-Cap Trust, Inc. [3]	228,440
4,423	TCG BDC, Inc. [3]	83,241
		11,739,178
	Health Care – 11.5%
2,557	Amgen, Inc. [3]	476,753
1,029	Biogen, Inc.*3	322,200
4,691	Bristol-Myers Squibb Co. [3]	299,004
16,477	C.R. Bard, Inc.[3]	5,280,879
1,121	Celgene Corp.*	163,464
3,142	Centene Corp.*3	304,051
4,554	Gilead Sciences, Inc.[3]	368,965
14,565	Kite Pharma, Inc.*3	2,618,933
38,145	Neuroderm Ltd.* 1,3	1,483,841
37,592	PAREXEL International Corp.*3	3,311,103
98,619	VWR Corp.*3	3,265,275
		17,894,468
	Industrials – 1.8%
29,885	AerCap Holdings N.V.*3	1,527,422
9,326	Orbital ATK, Inc.	1,241,850
		2,769,272
	Materials – 2.6%
4,239	Agnico Eagle Mines Ltd.[1,3]	191,645
13,821	Barrick Gold Corp.[1,3]	222,380

Vivaldi Multi-Strategy Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2017

Number of Shares		Value

	Common Stocks (Continued)
	Materials (Continued)
7,157	Detour Gold Corp.* 1,3	$79,013
101,284	Dominion Diamond Corp.[1,3]	1,436,207
1,662	Eagle Materials, Inc.	177,335
9,803	Fortuna Silver Mines, Inc.* 1,3	42,937
17,656	Goldcorp, Inc.[1]	228,822
23,428	Hecla Mining Co.[3]	117,609
24,828	IAMGOLD Corp.* 1	151,451
29,510	Kinross Gold Corp.* 1,3	125,122
17,600	Kirkland Lake Gold Ltd.[1,3]	227,392
9,647	Newmont Mining Corp. [3]	361,859
10,851	Pan American Silver Corp.[1,3]	185,010
2,312	Randgold Resources Ltd. – ADR[3]	225,790
22,874	SSR Mining, Inc.* 1,3	242,693
12,298	Tahoe Resources, Inc.[1]	64,811
		4,080,076
	Technology – 7.8%
1,076	Adobe Systems, Inc.*	160,518
1,523	Apple, Inc. [3]	234,725
2,864	Check Point Software Technologies Ltd.* 1,3	326,553
18,070	Exa Corp.*	436,933
1,313	F5 Networks, Inc.*	158,295
7,376	Fortinet, Inc.*3	264,356
3,530	Imperva, Inc.*	153,202
11,128	Infosys Ltd. - ADR	162,358
4,299	Juniper Networks, Inc. [3]	119,641
32,457	Loral Space & Communications, Inc.*3	1,606,621
3,515	Microsoft Corp. [3]	261,832
37,727	NXP Semiconductors N.V.* 1	4,266,546
1,949	Palo Alto Networks, Inc.*	280,851
1,459	Red Hat, Inc.*	161,745
24,108	TTM Technologies, Inc.*	370,540
122,581	Vishay Precision Group, Inc.*3	2,990,976
1,650	VMware, Inc. - Class A*	180,164
		12,135,856
	Utilities – 1.5%
65,095	Atlantica Yield PLC[3]	1,282,372
473,916	Maxim Power Corp.*3	1,014,069
		2,296,441
	Total Common Stocks (Cost $80,581,366)	86,913,275

Vivaldi Multi-Strategy Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2017

Number of Shares		Value

	Preferred Stocks – 1.8%
	Financials – 1.8%
15,000	B. Riley Financial, Inc. 7.500%, 5/31/27[3]	$384,000
9,932	B. Riley Financial, Inc. 7.500%, 10/31/21	256,941
2,402	Capitala Finance Corp. 5.750%, 5/31/22	59,954
2,700	Great Elm Capital Corp. 8.250%, 6/30/20[3]	67,689
5,893	Harvest Capital Credit Corp. 6.125%, 9/15/22	149,682
16,752	KCAP Financial, Inc. 6.125%, 9/30/22	418,465
6,407	Stellus Capital Investment Corp. 5.750%, 9/15/22	163,058
2,964	THL Credit, Inc. 6.750%, 12/30/22[3]	76,471
1,824	THL Credit, Inc. 6.750%, 11/15/21[3]	45,929
38,139	TICC Capital Corp. 6.500%, 3/30/24	997,716
6,972	TriplePoint Venture Growth BDC Corp. 5.750%, 7/15/22	176,252
		2,796,157
	Total Preferred Stocks (Cost $2,728,504)	2,796,157

Number of Contracts

	Purchased Options Contracts – 0.0%
	Call Options – 0.0%
	AT&T, Inc.
52	Exercise Price: $39.00, Notional Amount: $202,800,
	Expiration Date: January 19, 2018	6,500
	NXP Semiconductors N.V.
37	Exercise Price: $110.00, Notional Amount: $407,000,
	Expiration Date: October 20, 2017	12,210

	Total CALL OPTIONS (Cost $14,733)	18,710

	Put Options – 0.0%
	NXP Semiconductors N.V.
30	Exercise Price: $110.00, Notional Amount: $330,000,
	Expiration Date: December 15, 2017	2,400

Vivaldi Multi-Strategy Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2017

Number of Contracts		Value

	Purchased Options Contracts (Continued)
	Put Options (Continued)
	SPDR Bloomberg Barclays High Yield Bond ETF
248	Exercise Price: $37.00, Notional Amount: $917,600,
	Expiration Date: January 19, 2018	$15,500
	VanEck Vectors Semiconductor ETF
220	Exercise Price: $88.00, Notional Amount: $1,936,000,
	Expiration Date: November 17, 2017	21,780

	Total PUT OPTIONS (Cost $141,608)	39,680

	Total Purchased Options Contracts (Cost $156,341)	58,390

Number of Shares

	Rights – 0.0%
225	Reaves Utility Income Fund, Expiration Date: October 4, 2017*	84

	Total Rights (Cost $28)	84

	Warrants – 0.0%
9,150	National Energy Services Reunited Corp., Expiration Date: June 5, 2022*	4,573

	Total Warrants (Cost $5,033)	4,573

	Short-Term Investments – 27.1%
42,126,780	Morgan Stanley Institutional Liquidity Fund - Government Portfolio - Institutional Class, 0.89%[2,3]	42,126,780

	Total Short-Term Investments (Cost $42,126,780)	42,126,780

	Total Investments – 101.5% (Cost $150,481,100)	158,050,869
	Liabilities in Excess of Other Assets – (1.5)%	(2,358,655)

	Total Net Assets – 100.0%	$155,692,214

	Securities Sold Short – (33.2)%
	Common Stocks – (25.4)%
	Communications – (4.9)%
(30,882)	AT&T, Inc.	$(1,209,648)
(29,018)	Beasley Broadcast Group, Inc.	(339,511)
(30,900)	Blucora, Inc.*	(781,770)
(170,624)	CenturyLink, Inc.	(3,224,794)
(16,692)	Criteo S.A.*	(692,718)
(890)	Netflix, Inc.*	(161,401)
(3,130)	Saga Communications, Inc.	(142,728)

Vivaldi Multi-Strategy Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2017

Number of Shares		Value

	Securities Sold Short (Continued)
	Common Stocks (Continued)
	communications (Continued)
(9,500)	Tribune Media Co.	$(388,170)
(16,224)	TrueCar, Inc.*	(256,177)
(7,140)	Tucows, Inc.*	(418,047)
		(7,614,964)
	Consumer Discretionary – (4.3)%
(10,222)	Aaron's, Inc.	(445,986)
(943)	Alibaba Group Holding Ltd. - ADR*	(162,865)
(273)	AutoZone, Inc.*	(162,465)
(4,219)	Avis Budget Group, Inc.*	(160,575)
(3,265)	Cavco Industries, Inc.*	(481,751)
(1,834)	Domino's Pizza, Inc.	(364,141)
(11,371)	Freshpet, Inc.*	(177,956)
(7,096)	Hertz Global Holdings, Inc.*	(158,666)
(12,950)	Liberty Interactive Corp. QVC Group - Class A*	(305,231)
(12,674)	Matthews International Corp.	(788,956)
(1,556)	McDonald's Corp.	(243,794)
(2,649)	Nutrisystem, Inc.	(148,079)
(561)	O'Reilly Automotive, Inc.*	(120,823)
(5,703)	Oxford Industries, Inc.	(362,369)
(4,800)	Papa John's International, Inc.	(350,736)
(8,078)	Restaurant Brands International, Inc.	(516,023)
(5,500)	RH*	(386,760)
(3,335)	Royal Caribbean Cruises Ltd.	(395,331)
(1,117)	Tesla Motors, Inc.*	(381,009)
(19,059)	Wingstop, Inc.	(633,712)
		(6,747,228)
	Consumer Staples – (1.0)%
(19,265)	Blue Buffalo Pet Products, Inc.*	(546,163)
(2,254)	Colgate-Palmolive Co.	(164,204)
(1,052)	Costco Wholesale Corp.	(172,833)
(1,509)	Hershey Co.	(164,738)
(640)	J&J Snack Foods Corp.	(84,032)
(2,447)	Kellogg Co.	(152,619)
(1,970)	Kraft Heinz Co.	(152,773)
(3,806)	Mondelez International, Inc. - Class A	(154,752)
		(1,592,114)
	Energy – (2.0)%
(26,385)	Andeavor Logistics LP	(1,320,833)
(28,600)	EQT Corp.	(1,865,864)
		(3,186,697)

Vivaldi Multi-Strategy Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2017

Number of Shares		Value

	Securities Sold Short (Continued)
	Common Stocks (Continued)
	Financials – (5.6)%
(4,306)	Acadia Realty Trust - REIT	$(123,238)
(16,780)	Australia & New Zealand Banking Group Ltd.	(389,590)
(4,756)	Bank of Montreal[1]	(360,077)
(5,657)	Bank of Nova Scotia[1]	(363,462)
(13,900)	Bank of the Ozarks, Inc.	(667,895)
(29,131)	BofI Holding, Inc.*	(829,360)
(4,065)	Canadian Imperial Bank of Commerce[1]	(355,769)
(5,439)	China Life Insurance Co., Ltd. - ADR	(81,857)
(15,054)	Columbia Banking System, Inc.	(633,924)
(6,491)	Commonwealth Bank of Australia	(383,126)
(951)	Federal Realty Investment Trust - REIT	(118,124)
(3,762)	Hudson Pacific Properties, Inc. - REIT	(126,140)
(7,743)	Kilroy Realty Corp.	(550,682)
(4,566)	Mack-Cali Realty Corp. - REIT	(108,260)
(18,276)	National Australia Bank Ltd.	(451,560)
(12,000)	Omega Healthcare Investors, Inc.	(382,920)
(11,066)	Pennsylvania Real Estate Investment Trust - REIT	(116,082)
(3,410)	Primerica, Inc.	(278,086)
(9,211)	Ramco-Gershenson Properties Trust - REIT	(119,835)
(1,923)	Regency Centers Corp. - REIT	(119,303)
(4,327)	Royal Bank of Canada[1]	(334,693)
(2,992)	Taubman Centers, Inc. - REIT	(148,702)
(6,443)	Toronto-Dominion Bank[1]	(362,548)
(21,783)	Trupanion, Inc.*	(575,289)
(2,157)	Vornado Realty Trust - REIT	(165,830)
(3,972)	Weingarten Realty Investors - REIT	(126,071)
(15,600)	Westpac Banking Corp.	(390,581)
		(8,663,004)
	Health Care – (3.6)%
(8,354)	Becton, Dickinson and Co.	(1,636,966)
(4,098)	DaVita, Inc.*	(243,380)
(3,000)	Henry Schein, Inc.*	(245,970)
(9,190)	Insulet Corp.*	(506,185)
(18,786)	Lannett Co., Inc.*	(346,602)
(42,544)	MiMedx Group, Inc.*	(505,423)
(6,800)	Patterson Cos., Inc.	(262,820)
(8,373)	Tactile Systems Technology, Inc.*	(259,144)
(28,750)	Teladoc, Inc.*	(953,063)
(9,988)	USANA Health Sciences, Inc.*	(576,308)
		(5,535,861)
	Industrials – (0.8)%
(18,452)	AAON, Inc.	(636,133)

Vivaldi Multi-Strategy Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2017

Number of Shares		Value

	Securities Sold Short (Continued)
	Common Stocks (Continued)
	Industrials (Continued)
(5,726)	Pool Corp.	$(619,381)
		(1,255,514)
	Materials – (0.4)%
(51,600)	Fortescue Metals Group Ltd.	(208,035)
(4,940)	Trex Co., Inc.*	(444,946)
		(652,981)
	Technology – (2.0)%
(13,164)	Applied Optoelectronics, Inc.*	(851,316)
(1,610)	Autodesk, Inc.*	(180,738)
(4,308)	Booz Allen Hamilton Holding Corp.	(161,076)
(1,936)	Evolent Health, Inc. - Class A*	(34,461)
(9,900)	Impinj, Inc.*	(411,939)
(32,814)	MINDBODY, Inc. - Class A*	(848,242)
(4,576)	Motorola Solutions, Inc.	(388,365)
(3,144)	Ubiquiti Networks, Inc.*	(176,127)
		(3,052,264)
	Utilities – (0.8)%
(2,816)	Alliant Energy Corp.	(117,061)
(1,658)	American Electric Power Co., Inc.	(116,458)
(5,312)	FirstEnergy Corp.	(163,769)
(809)	NextEra Energy, Inc.	(118,559)
(4,531)	NiSource, Inc.	(115,948)
(1,361)	Pinnacle West Capital Corp.	(115,086)
(34,307)	Spark Energy, Inc. - Class A	(514,605)
		(1,261,486)
	Total Common Stocks (Proceeds $37,602,837)	(39,562,113)

	Exchange-Traded Funds – (7.8)%
(21,876)	Deutsche X-trackers Harvest CSI 300 China A-Shares ETF	(638,560)
(45,572)	iShares China Large-Cap ETF	(2,006,991)
(28,264)	iShares MSCI Australia ETF	(634,244)
(32,123)	iShares MSCI China ETF	(2,026,640)
(17,911)	iShares MSCI Emerging Markets ETF	(802,592)
(23,543)	iShares MSCI Hong Kong ETF	(581,277)
(45,000)	SPDR Bloomberg Barclays High Yield Bond ETF	(1,679,400)
(12,000)	SPDR S&P500 ETF Trust	(3,014,760)
(14,658)	Utilities Select Sector SPDR Fund	(777,607)

	Total Exchange-Traded Funds (Proceeds $11,548,174)	(12,162,071)

Vivaldi Multi-Strategy Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2017

Number of Contracts		Value

	Securities Sold Short (Continued)
	Total Securities Sold Short (Proceeds $49,151,011)	$(51,724,184)
	WRITTEN Options Contracts – 0.0%
	Call Options – 0.0%
	Straight Path Communications, Inc.
(11)	Exercise Price: $180.00, Notional Amount: $(198,000), Expiration Date: November 17, 2017*	(2,063)
(5)	Exercise Price: $180.00, Notional Amount: $(90,000), Expiration Date: December 15, 2017*	(1,312)
(8)	Exercise Price: $180.00, Notional Amount: $(144,000), Expiration Date: October 20, 2017*	(1,140)

	Total CALL OPTIONS (Proceeds $4,077)	(4,515)

	Total WRITTEN Options Contracts (Proceeds $4,077)	$(4,515)

ADR – American Depository Receipt

ETF – Exchange Traded Fund

LP – Limited Partnership

PLC – Public Limited Company

REIT – Real Estate Investment Trust

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.
[3]	All or a portion of this security is segregated as collateral for securities sold short.

See accompanying Notes to Financial Statements.

Vivaldi Multi-Strategy Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2017

FUTURES CONTRACTS

Number of Contracts Long (Short)	Description	Expiration Date	Value at Trade Date	Value at September 30, 2017	Unrealized Appreciation (Depreciation)

(16)	Australian Dollar Currency Futures	December 2017	$(1,280,518)	$(1,253,760)	$26,758
(10)	BP Currency Futures	December 2017	(827,461)	(839,937)	(12,476)
(8)	Brent Crude Futures	November 2017	(455,415)	(454,320)	1,095
(10)	Canadian Dollar Currency Futures	December 2017	(797,861)	(802,550)	(4,689)
(6)	Copper Futures	December 2017	(439,852)	(443,250)	(3,398)
(13)	Euro FX Currency Futures	December 2017	(1,952,781)	(1,927,981)	24,800
(8)	Euro-Bund Futures	December 2017	(1,534,077)	(1,522,373)	11,704
12	Gold Futures	December 2017	1,555,548	1,541,760	(13,788)
(1)	Japanese 10-Year Bond Futures	December 2017	(1,342,097)	(1,336,147)	5,950
(10)	Japanese Yen Currency Futures	December 2017	(1,164,086)	(1,115,000)	49,086
5	Natural Gas Futures	June 2018	145,796	147,700	1,904
(7)	New Zealand Dollar Currency Futures	December 2017	(503,343)	(504,840)	(1,497)
8	Silver Futures	December 2017	663,572	667,040	3,468
(13)	U.S. 10-Year Treasury Note Futures	December 2017	(1,631,258)	(1,629,063)	2,195
9	WTI Crude Futures	November 2017	460,367	467,550	7,183

TOTAL FUTURES CONTRACTS			$(9,103,466)	$(9,005,171)	$98,295

See accompanying Notes to Financial Statements.

Vivaldi Multi-Strategy Fund

SUMMARY OF INVESTMENTS

As of September 30, 2017

Security Type/Sector	Percent of Total Net Assets
Closed-End Funds	16.8%
Common Stocks
Communications	14.0%
Health Care	11.5%
Technology	7.8%
Financials	7.5%
Consumer Discretionary	4.2%
Energy	3.5%
Materials	2.6%
Industrials	1.8%
Utilities	1.5%
Consumer Staples	1.4%
Total Common Stocks	55.8%
Preferred Stocks	1.8%
Purchased Options Contracts	0.0%
Rights	0.0%
Warrants	0.0%
Short-Term Investments	27.1%
Total Investments	101.5%
Liabilities in Excess of Other Assets	(1.5)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

WV Concentrated Equities Fund

SCHEDULE OF INVESTMENTS

As of September 30, 2017

Number of Shares		Value

	Common Stocks – 84.4%
	Communications – 25.3%
8,450	Alphabet, Inc. - Class C*1	$8,104,479
242,238	Gray Television, Inc.*	3,803,136
380,549	IMAX Corp.*	8,619,435
372,929	Liberty Global PLC LiLAC - Class A* 1	8,860,793
80,066	Liberty Global PLC LiLAC - Class C*	1,865,538
533,499	National CineMedia, Inc.	3,723,823
152,596	Nexstar Broadcasting Group, Inc.	9,506,731
160,063	TEGNA, Inc.	2,133,640
253,300	Twenty-First Century Fox, Inc.[1]	6,682,054
		53,299,629
	Consumer Discretionary – 13.4%
83,883	Beacon Roofing Supply, Inc.*	4,299,004
155,757	DR Horton, Inc.	6,219,377
667,388	Drive Shack, Inc.	2,409,271
1,467,441	Imvescor Restaurant Group, Inc.	4,363,044
877,213	Potbelly Corp.*	10,877,441
		28,168,137
	Consumer Staples – 4.9%
594,012	Darling Ingredients, Inc.* 1	10,407,090

	Financials – 24.0%
85,700	American International Group, Inc.[1]	5,261,123
40	Berkshire Hathaway, Inc. - Class A*1	10,989,600
174,583	Blackhawk Network Holdings, Inc. - Class A*1	7,646,735
200,000	Industrea Acquisition Corp.*	2,020,000
630,890	Kingsway Financial Services, Inc.*	3,848,429
194,157	Marcus & Millichap, Inc.* 1	5,240,298
149,039	Outfront Media, Inc.	3,752,802
1,085,024	Resource Capital Corp.[1]	11,696,559
		50,455,546
	Health Care – 1.6%
41,532	AmerisourceBergen Corp.	3,436,773

	Industrials – 3.2%
129,641	AerCap Holdings N.V.* 1	6,625,952

	Materials – 1.3%
125,470	KapStone Paper and Packaging Corp.	2,696,350

	Technology – 8.2%
134,615	Donnelley Financial Solutions, Inc.* 1	2,902,299
147,374	Loral Space & Communications, Inc.* 1	7,295,013
115,609	TTM Technologies, Inc.*	1,776,910
217,454	Vishay Precision Group, Inc.* 1	5,305,878
		17,280,100

WV Concentrated Equities Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2017

Number of Shares		Value

	Common Stocks (Continued)
	Utilities – 2.5%
262,359	Atlantica Yield PLC[1]	$5,168,472

	Total Common Stocks (Cost $147,440,600)	177,538,049

	Preferred Stocks – 1.6%
	Financials – 1.6%
	B. Riley Financial, Inc.
85,000	7.500%, 5/31/27[2]	2,176,000
49,551	7.500%, 10/31/21[1,2]	1,281,885
		3,457,885
	Total Preferred Stocks (Cost $3,363,790)	3,457,885

	Short-Term Investments – 17.2%
36,096,366	Morgan Stanley Institutional Liquidity Fund - Government Portfolio - Institutional Class, 0.89%[1,3]	36,096,366

	Total Short-Term Investments (Cost $36,096,366)	36,096,366

	Total Investments – 103.2% (Cost $186,900,756)	217,092,300
	Liabilities in Excess of Other Assets – (3.2)%	(6,768,535)

	Total Net Assets – 100.0%	$210,323,765

	Securities Sold Short – (11.5)%
	Common Stocks – (11.5)%
	Consumer Discretionary – (4.2)%
(7,598)	Domino's Pizza, Inc.	(1,508,583)
(31,039)	Restaurant Brands International, Inc.	(1,982,771)
(12,814)	Royal Caribbean Cruises Ltd.	(1,518,972)
(4,675)	Tesla Motors, Inc.*	(1,594,642)
(70,522)	Wingstop, Inc.	(2,344,857)
		(8,949,825)
	Consumer Staples – (1.1)%
(81,408)	Blue Buffalo Pet Products, Inc.*	(2,307,917)

	Financials – (3.2)%
(32,500)	Bank of the Ozarks, Inc.	(1,561,625)
(104,542)	BofI Holding, Inc.*	(2,976,311)
(30,768)	Kilroy Realty Corp.	(2,188,220)
		(6,726,156)
	Health Care – (1.4)%
(86,045)	Teladoc, Inc.*	(2,852,391)

WV Concentrated Equities Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2017

Number of Shares		Value

	Securities Sold Short (Continued)
	Common Stocks (Continued)
	Industrials – (1.6)%
(50,000)	AAON, Inc.	$(1,723,750)
(15,200)	Pool Corp.	(1,644,184)
		(3,367,934)
	Total Common Stocks (Proceeds $21,829,888)	(24,204,223)

	Total Securities Sold Short (Proceeds $21,829,888)	$(24,204,223)

PLC – Public Limited Company

*	Non-income producing security.
[1]	All or a portion of this security is segregated as collateral for securities sold short.
[2]	Callable.
[3]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

WV Concentrated Equities Fund

SUMMARY OF INVESTMENTS

As of September 30, 2017

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Communications	25.3%
Financials	24.0%
Consumer Discretionary	13.4%
Technology	8.2%
Consumer Staples	4.9%
Industrials	3.2%
Utilities	2.5%
Health Care	1.6%
Materials	1.3%
Total Common Stocks	84.4%
Preferred Stocks	1.6%
Short-Term Investments	17.2%
Total Investments	103.2%
Liabilities in Excess of Other Assets	(3.2)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

As of September 30, 2017

	Vivaldi Merger Arbitrage Fund	Vivaldi Multi-Strategy Fund*	WV Concentrated Equities Fund
Assets:
Investments, at cost	$535,683,448	$150,324,759	$186,900,756
Purchased options contracts, at cost	211,828	156,341	-
Foreign currency, at cost	-	67,867	-
Investments, at value	$545,842,217	$157,992,479	$217,092,300
Purchased options contracts, at value	222,700	58,390	-
Foreign currency, at value	-	68,170	-
Unrealized appreciation on futures contracts	-	134,143	-
Cash deposited with brokers for securities sold short	103,862,544	53,741,297	22,203,013
Cash deposited with brokers for futures contracts	-	164,425	-
Due from Custodian	8,807,051	880,814	-
Receivables:
Investment securities sold	8,709,629	2,108,881	-
Fund shares sold	689,021	60,941	-
Dividends and interest	90,879	120,053	172,274
Prepaid expenses	56,731	38,378	19,823
Prepaid offering costs	-	6,044	11,432
Total assets	668,280,772	215,374,015	239,498,842

Liabilities:
Securities sold short, proceeds	$109,089,828	$49,151,011	$21,829,888
Written options contracts, proceeds	42,688	4,077	-
Foreign currency due to custodian, proceeds	-	2,370,554	4,110,806
Securities sold short, at value	$107,030,413	$51,724,184	$24,204,223
Written options contracts, at value	47,085	4,515	-
Foreign currency due to custodian, at value	-	2,484,811	4,110,904
Unrealized depreciation on futures contracts	-	35,848	-
Due to Custodian	-	-	5,478
Payables:
Investment securities purchased	28,374,966	5,085,092	437,713
Fund shares redeemed	257,126	25,840	-
Advisory fees	558,421	182,895	199,252
Shareholder servicing fees (Note 8)	39,414	37,505	48,624
Distribution fees (Note 7)	17,487	5,702	-
Fund administration fees	24,934	-	56,239
Fund accounting fees	18,348	-	-
Auditing fees	15,017	15,000	14,806
Transfer agent fees and expenses	5,017	-	12,085
Custody fees	2,439	-	4,720
Legal fees	1,825	515	1,951
Trustees' fees and expenses	784	158	488
Chief Compliance Officer fees	295	2,739	408
Dividends and Interest on securities sold short	12	74,034	27,718
Offering costs	-	-	836
Accrued other expenses	37,674	2,963	49,632
Total liabilities	136,431,257	59,681,801	29,175,077

Net Assets	$531,849,515	$155,692,214	$210,323,765

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an
unlimited number of shares authorized)	$515,410,844	$148,905,930	$182,919,287
Accumulated net investment loss	(156,286)	(17,348)	-
Accumulated net realized gain (loss) on investments,
purchased options contracts, securities sold short,
written options contracts, futures contracts and foreign currency transactions	4,370,298	1,823,106	(412,303)
Net unrealized appreciation (depreciation) on:
Investments	10,158,769	7,667,720	30,191,544
Purchased options contracts	10,872	(97,951)	-
Securities sold short	2,059,415	(2,573,173)	(2,374,335)
Written options contracts	(4,397)	(438)	-
Futures contracts	-	98,295	-
Foreign currency translations	-	(113,927)	(428)
Net Assets	$531,849,515	$155,692,214	$210,323,765

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES - Continued

As of September 30, 2017

	Vivaldi Merger Arbitrage Fund	Vivaldi Multi-Strategy Fund*	WV Concentrated Equities Fund
Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$86,739,691	$27,016,298	$994
Shares of beneficial interest issued and outstanding	8,160,803	1,003,460	40
Redemption price per share**	10.63	26.92	24.85
Maximum sales charge (5.75%/5.00% of offering price)***	0.65	1.42	1.52
Maximum offering price to public	$11.28	$28.34	$26.37

Class I Shares:
Net assets applicable to shares outstanding	$445,109,824	$128,675,916	$210,322,771
Shares of beneficial interest issued and outstanding	41,598,703	4,695,523	8,456,785
Redemption price	$10.70	$27.40	$24.87

*	Fiscal year end changed to September 30, effective July 20, 2017.
**	No sales charge applies on investments of $1 million or more.
***	On sales of $25,000 or more, the sales charge will be reduced.

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Periods Ended September 30, 2017

	Vivaldi Merger Arbitrage Fund	Vivaldi Multi-Strategy Fund*	Vivaldi Multi-Strategy Fund**	WV Concentrated Equities Fund***
Investment Income:
Dividends (net of foreign withholding taxes of $16,760, $6,874, $15,046 and $10,988, respectively)	$11,428,254	$2,645,905	$1,252,000	$1,228,633
Interest	253,310	178,313	238,016	91,911
Total investment income	11,681,564	2,824,218	1,490,016	1,320,544

Expenses:
Advisory fees	5,865,791	1,419,550	1,558,779	1,087,277
Dividends on securities sold short (net of foreign withholding taxes of $3,478, $0, $0 and $0, respectively)	4,043,373	643,163	503,783	90,459
Interest on securities sold short	1,479,838	618,889	-	67,648
Shareholder servicing fees - Class I (Note 8)	322,779	71,706	56,613	-
Fund administration fees	282,564	27,702	146,949	84,325
Interest expense (Note 15)	214,166	-	592,594	-
Distribution fees (Note 7)	184,502	42,385	85,207	-
Registration fees	168,413	23,343	54,308	22,013
Transfer agent fees and expenses	116,495	13,540	59,117	20,607
Fund accounting fees	110,615	23,298	-	26,000
Shareholder servicing fees - Class A (Note 8)	87,123	25,449	51,125	-
Shareholder reporting fees	68,192	23,294	15,848	3,500
Miscellaneous	52,062	12,609	7,001	33,627
Custody fees	38,348	3,444	21,849	11,288
Legal fees	19,002	41,165	19,730	8,383
Auditing fees	15,002	14,999	15,001	14,806
Trustees' fees and expenses	9,501	3,811	10,973	3,144
Chief Compliance Officer fees	8,001	15,830	16,087	2,320
Insurance fees	4,850	2,345	1,854	1,093
Shareholder servicing fees (Note 8)	-	-	-	122,807
Offering costs	-	16,373	4,575	8,298

Total expenses	13,090,617	3,042,895	3,221,393	1,607,595
Advisory fees recovered/waived and other expenses absorbed	56,534	-	(42,251)	-
Fees paid indirectly (Note 3)	(11,061)	-	-	-
Net expenses	13,136,090	3,042,895	3,179,142	1,607,595
Net investment loss	(1,454,526)	(218,677)	(1,689,126)	(287,051)

Realized and Unrealized Gain (Loss) on Investments, Purchased Options Contracts, Securities Sold Short,
Written Options Contracts, Futures Contracts and Foreign Currency:
Net realized gain (loss) on:
Investments	11,000,042	4,787,387	6,589,422	4,225,317
Purchased options contracts	(747,899)	(708,848)	(758,776)	-
Securities sold short	(3,577,521)	(2,304,488)	(3,315,843)	(2,700,676)
Written options contracts	291,086	81,812	69,249	224,447
Futures contracts	-	(207,037)	600,083	-
Foreign currency transactions	(1,457)	(84,867)	5,952	(52,553)
Net realized gain	6,964,251	1,563,959	3,190,087	1,696,535
Net change in unrealized appreciation/depreciation on:
Investments	9,732,717	2,751,834	3,558,595	(3,669,278)
Purchased options contracts	10,812	151,600	(192,796)	-
Securities sold short	3,260,720	(475,175)	(2,553,760)	(1,076,868)
Written options contracts	(4,397)	(7,624)	7,187	-
Futures contracts	-	198,463	(142,497)	-
Foreign currency translations	-	(91,948)	(37,373)	(428)
Net change in unrealized appreciation/depreciation	12,999,852	2,527,150	639,356	(4,746,574)
Reimbursement by affiliate (Note 3)	11,641	-	-	-
Net realized and unrealized gain (loss) on investments, purchased options contracts,securities sold short, written options contracts, futures contracts and foreign currency	19,975,744	4,091,109	3,829,443	(3,050,039)

Net Increase (Decrease) in Net Assets from Operations	$18,521,218	$3,872,432	$2,140,317	$(3,337,090)

*	Fiscal year end changed to September 30, effective July 20, 2017.
**	Fiscal year ended February 28, 2017.
***	Fund commenced operations on May 1, 2017.

See accompanying Notes to Financial Statements.

Vivaldi Merger Arbitrage Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(1,454,526)	$(2,537,659)
Net realized gain	6,964,251	1,445,060
Net change in unrealized appreciation/depreciation on investments, purchased options contracts, securities sold short and written options contracts	12,999,852	(775,193)
Net increase from reimbursement by affiliate (Note 3)	11,641	-
Net increase (decrease) in net assets resulting from operations	18,521,218	(1,867,792)

Distributions to Shareholders:
From net realized gain:
Class A	(49,463)	(1,907)
Class I	(207,776)	(11,163)
Total distributions to shareholders	(257,239)	(13,070)

Capital Transactions:
Net proceeds from shares sold:
Class A	56,999,638	100,412,526
Class A - Reorganization	-	500
Class I	239,961,325	322,408,524
Class I - Reorganization	-	3,057,075
Reinvestment of distributions:
Class A	47,170	1,876
Class I	203,650	11,163
Cost of shares redeemed:
Class A1	(55,215,135)	(17,375,491)
Class I2	(122,192,847)	(12,853,576)
Net increase in net assets from capital transactions	119,803,801	395,662,597

Total increase in net assets	138,067,780	393,781,735

Net Assets:
Beginning of period	393,781,735	-
End of period	$531,849,515	$393,781,735

Accumulated net investment loss	$(156,286)	$(70,206)

Capital Share Transactions:
Shares sold:
Class A	5,443,908	9,722,359
Class A - Reorganization	-	50
Class I	23,002,801	31,180,038
Class I - Reorganization	-	307,301
Shares reinvested:
Class A	4,571	187
Class I	19,657	1,112
Shares redeemed:
Class A	(5,320,369)	(1,689,903)
Class I	(11,668,204)	(1,244,002)
Net increase in capital share transactions	11,482,364	38,277,142

[1]	Net of redemption fee proceeds of $3,763 and $5,970, respectively.
[2]	Net of redemption fee proceeds of $12,044 and $8,016, respectively.

See accompanying Notes to Financial Statements.

Vivaldi Multi-Strategy Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Period March 1, 2017 through September 30, 2017*	For the Year Ended February 28, 2017	For the Year Ended February 29, 2016
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(218,677)	$(1,689,126)	$(847,352)
Net realized gain	1,563,959	3,190,087	1,636,286
Net change in unrealized appreciation/depreciation on investments, purchased options contracts, securities sold short, written options contracts, futures contracts and foreign currency	2,527,150	639,356	1,049,301
Net increase in net assets resulting from operations	3,872,432	2,140,317	1,838,235

Distributions to Shareholders:
From net realized gain:
Class A	-	(334,841)	(448,242)
Class I	-	(1,171,528)	(974,980)
Total distributions to shareholders	-	(1,506,369)	(1,423,222)

Capital Transactions:
Net proceeds from shares sold:
Class A	3,915,107	29,390,814	26,630,453
Class I	36,431,311	95,685,383	19,288,684
Reinvestment of distributions:
Class A	-	309,267	414,125
Class I	-	1,108,775	932,258
Cost of shares redeemed:
Class A1	(8,375,945)	(30,357,976)	(15,398,812)
Class I2	(22,678,627)	(13,778,754)	(8,054,828)
Net increase in net assets from capital transactions	9,291,846	82,357,509	23,811,880

Total increase in net assets	13,164,278	82,991,457	24,226,893

Net Assets:
Beginning of period	142,527,936	59,536,479	35,309,586
End of period	$155,692,214	$142,527,936	$59,536,479

Accumulated net investment loss	$(17,348)	$(506,622)	$(48,808)

Capital Share Transactions:
Shares sold:
Class A	148,338	1,112,635	1,044,178
Class I	1,356,646	3,561,701	741,216
Shares reinvested:
Class A	-	11,728	16,512
Class I	-	41,403	36,732
Shares redeemed:
Class A	(316,661)	(1,146,048)	(594,041)
Class I	(844,316)	(513,031)	(307,016)
Net increase in capital share transactions	344,007	3,068,388	937,581

[1]	Net of redemption fee proceeds of $0, $0 and $36, respectively.
[2]	Net of redemption fee proceeds of $0, $0 and $3,462, respectively.
*	Fiscal year end changed to September 30, effective July 20, 2017.

See accompanying Notes to Financial Statements.

WV CONCENTRATED EQUITIES FUND

STATEMENT OF CHANGES IN NET ASSETS

For the Period May 1, 2017* through September 30, 2017
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(287,051)
Net realized gain	1,696,535
Net change in unrealized appreciation/depreciation on investments, securities sold short, written options contracts and foreign currency	(4,746,574)
Net decrease in net assets resulting from operations	(3,337,090)

Capital Transactions:
Net proceeds from shares sold:
Class A - Reorganization	1,000
Class I	290,000
Class I - Reorganization	318,540,019
Cost of shares redeemed:
Class I	(105,170,164)
Net increase in net assets from capital transactions	213,660,855

Total increase in net assets	210,323,765

Net Assets:
Beginning of period	-
End of period	$210,323,765

Capital Share Transactions:
Shares sold:
Class A - Reorganization	40
Class I	11,647
Class I - Reorganization	12,741,601
Shares redeemed:
Class I	(4,296,463)
Net increase in capital share transactions	8,456,825

*	Commencement of operations.

See accompanying Notes to Financial Statements.

WV CONCENTRATED EQUITIES FUND

STATEMENT OF CASH FLOWS

For the Period May 1, 2017* through September 30, 2017

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$(3,337,090)
Adjustments to reconcile net decrease in net assets from operations to net cash used for operating activities:
Purchases of long-term portfolio investments	(499,091,859)
Sales of long-term portfolio investments	352,512,774
Proceeds from securities sold short	56,554,491
Cover short securities	(37,425,279)
Premiums received on written options	707,866
Closed written options	(483,419)
Purchase of short-term investments, net	(36,096,366)
Increase in cash held by brokers	(22,203,013)
Increase in dividends and interest receivables	(172,274)
Increase in other assets	(31,255)
Increase in foreign currency payable	4,110,904
Increase in payables for securities purchased	437,713
Increase in unrealized depreciation on open futures contracts	5,478
Increase in payables for dividends on short positions	27,718
Increase in Advisory and Subadvisory fees	199,252
Increase in accrued expenses	189,789
Amortization	12
Net realized gain on investments	(1,749,088)
Net change in unrealized appreciation/depreciation on investments	4,746,146
Net cash used for operating activities	(181,097,500)

Cash flows provided by (used for) financing activities:
Proceeds from sale of shares	286,267,664
Redemption of shares, net of redemption fees	(105,170,164)
Net cash provided by financing activities	181,097,500

Cash:
Beginning balance	-
Ending balance	$-

*	Commencement of operations.

See accompanying Notes to Financial Statements.

Vivaldi Merger Arbitrage Fund

FINANCIAL HIGHLIGHTS

Class A

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
Net asset value, beginning of period	$10.26	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.06)	(0.19)
Net realized and unrealized gain on investments, purchased options contracts, securities sold short, written options contracts and foreign currency	0.44	0.45
Net increase from reimbursement by affiliate (Note 3)	- [2]	-
Total from investment operations	0.38	0.26

Less Distributions:
From net realized gain	(0.01)	- [2]
Total distributions	(0.01)	-

Redemption fee proceeds[1]	- [2]	- [2]

Net asset value, end of period	$10.63	$10.26

Total return[3]	3.67%	2.64%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$86,740	$82,393

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees recovered/waived and expenses absorbed	3.03%[4]	2.78%[4]
After fees recovered/waived and expenses absorbed	3.04%[4]	2.62%[4]
Ratio of net investment loss to average net assets (including dividends on securities sold short and interest expense):
Before fees recovered/waived and expenses absorbed	(0.54)%	(2.00)%
After fees recovered/waived and expenses absorbed	(0.55)%	(1.84)%

Portfolio turnover rate	478%	566%

[1]	Based on average daily shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $25,000 or more. If the sales charge was included total returns would be lower.
[4]	If interest and dividends on securities sold short and interest expense had been excluded, the expense ratios would have been lowered by 1.22% for the year ended September 30, 2017 and 0.80% for the year ended September 30, 2016.

See accompanying Notes to Financial Statements.

Vivaldi Merger Arbitrage Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
Net asset value, beginning of period	$10.30	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.03)	(0.16)
Net realized and unrealized gain on investments, purchased options contracts, securities sold short, written options contracts and foreign currency	0.44	0.46
Net increase from reimbursement by affiliate (Note 3)	- [2]	-
Total from investment operations	0.41	0.30

Less Distributions:
From net realized gain	(0.01)	- [2]
Total distributions	(0.01)	-

Redemption fee proceeds[1]	- [2]	- [2]

Net asset value, end of period	$10.70	$10.30

Total return[3]	3.95%	3.04%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$445,110	$311,389

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees recovered/waived and expenses absorbed	2.74%[4]	2.47%[4]
After fees recovered/waived and expenses absorbed	2.75%[4]	2.31%[4]
Ratio of net investment loss to average net assets (including dividends on securities sold short and interest expense):
Before fees recovered/waived and expenses absorbed	(0.25)%	(1.69)%
After fees recovered/waived and expenses absorbed	(0.26)%	(1.53)%

Portfolio turnover rate	478%	566%

[1]	Based on average daily shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	If interest and dividends on securities sold short and interest expense had been excluded, the expense ratios would have been lowered by 1.22% for the year ended September 30, 2017 and 0.80% for the year ended September 30, 2016.

See accompanying Notes to Financial Statements.

Vivaldi Multi-Strategy Fund

FINANCIAL HIGHLIGHTS

Class A*

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Period March 1, 2017 through September 30, 2017**	For the Year Ended February 28, 2017	For the Year Ended February 29, 2016	For the Year Ended February 28, 2015	For the Year Ended February 28, 2014	For the Period April 30, 2012*** through February 28, 2013
Net asset value, beginning of period	$26.28	$25.88	$26.07	$26.31	$25.22	$25.00
Income from Investment Operations:
Net investment loss[1]	(0.08)	(0.54)	(0.17)	(0.56)	(0.56)	(0.32)
Net realized and unrealized gain on investments	0.72	1.38	1.25	0.61	1.70	0.56
Total from investment operations	0.64	0.84	1.08	0.05	1.14	0.24

Less Distributions:
From net realized gain	-	(0.44)	(1.27)	(0.29)	(0.05)	(0.02)
Total distributions	-	(0.44)	(1.27)	(0.29)	(0.05)	(0.02)

Redemption fee proceeds[1]	-	-	- [2]	- [2]	- [2]	-

Net asset value, end of period	$26.92	$26.28	$25.88	$26.07	$26.31	$25.22

Total return[3]	2.40%[4]	3.22%	4.30%	0.21%	4.54%	0.96%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$27,016	$30,800	$30,888	$18,949	$20,932	$17,347

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	3.67%[5,6]	3.71%[6]	4.66%[6]	3.89%[6]	4.42%[6]	5.49%[5,6]
After fees waived and expenses absorbed	3.67%[5,6]	3.66%[6]	4.02%[6]	3.26%[6]	3.74%[6]	3.80%[5,6]
Ratio of net investment loss to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(0.49)%[5]	(2.08)%	(3.31)%	(2.52)%	(3.10)%	(4.20)%[5]
After fees waived and expenses absorbed	(0.49)%[5]	(2.03)%	(2.67)%	(1.89)%	(2.42)%	(2.51)%[5]

Portfolio turnover rate	198%[4]	323%	393%	360%	270%	205%[4]

*	Financial information from April 30, 2012 through December 18, 2016 is for the Vivaldi Orinda Macro Opportunities Fund, which was reorganized into the Vivaldi Multi-Strategy Fund as of the close of business December 18, 2016.
**	Fiscal year end changed to September 30, effective July 20, 2017 .
***	Commencement of operations.
[1]	Based on average daily shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.00% of offering price which is reduced on sales of $50,000 or more. If the sales charge was included total returns would be lower.
[4]	Not annualized.
[5]	Annualized.
[6]	If interest expense and dividends on securities sold short had been excluded, the expense ratios would have been lowered by 1.42% for the period ended September 30, 2017. For the prior periods, the ratios would have been lowered by 1.20%, 1.22%, 0.58%, 0.81% and 0.84%, respectively.

See accompanying Notes to Financial Statements.

Vivaldi Multi-Strategy Fund

FINANCIAL HIGHLIGHTS

Class I*

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Period March 1, 2017 through September 30, 2017**	For the Year Ended February 28, 2017	For the Year Ended February 29, 2016	For the Year Ended February 28, 2015	For the Year Ended February 28, 2014	For the Period April 30, 2012*** through February 28, 2013
Net asset value, beginning of period	$26.71	$26.21	$26.29	$26.45	$25.28	$25.00
Income from Investment Operations:
Net investment loss[1]	(0.03)	(0.47)	(0.51)	(0.41)	(0.50)	(0.16)
Net realized and unrealized gain on investments	0.72	1.41	1.70	0.54	1.72	0.46
Total from investment operations	0.69	0.94	1.19	0.13	1.22	0.30

Less Distributions:
From net realized gain	-	(0.44)	(1.27)	(0.29)	(0.05)	(0.02)
Total distributions	-	(0.44)	(1.27)	(0.29)	(0.05)	(0.02)

Redemption fee proceeds[1]	-	-	- [2]	- [2]	- [2]	-

Net asset value, end of period	$27.40	$26.71	$26.21	$26.29	$26.45	$25.28

Total return[3]	2.58%[4]	3.56%	4.69%	0.52%	4.85%	1.20%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$128,676	$111,728	$28,648	$16,360	$20,190	$12,875

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	3.37%[5,6]	3.41%[6]	4.45%[6]	3.58%[6]	4.12%[6]	5.77%[5,6]
After fees waived and expenses absorbed	3.37%[5,6]	3.36%[6]	3.74%[6]	2.95%[6]	3.44%[6]	3.46%[5,6]
Ratio of net investment loss to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(0.19)%[5]	(1.78)%	(3.21)%	(2.19)%	(2.80)%	(4.41)%[5]
After fees waived and expenses absorbed	(0.19)%[5]	(1.73)%	(2.50)%	(1.56)%	(2.12)%	(2.10)%[5]

Portfolio turnover rate	198%[4]	323%	393%	360%	270%	205%[4]

*	Financial information from April 30, 2012 through December 18, 2016 is for the Vivaldi Orinda Macro Opportunities Fund, which was reorganized into the Vivaldi Multi-Strategy Fund as of the close of business December 18, 2016.
**	Fiscal year end changed to September 30, effective July 20, 2017 .
***	Commencement of operations.
[1]	Based on average daily shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.
[6]	If interest expense and dividends on securities sold short had been excluded, the expense ratios would have been lowered by 1.42% for the period ended September 30, 2017. For the prior periods, the ratios would have been lowered by 1.20%, 1.27%, 0.57%, 0.81% and 0.80%, respectively.

See accompanying Notes to Financial Statements.

WV CONCENTRATED EQUITIES FUND

FINANCIAL HIGHLIGHTS

Class A

Per share operating performance.

For a capital share outstanding throughout the period.

For the Period May 1, 2017* through September 30, 2017
Net asset value, beginning of period	$25.00
Income from Investment Operations:
Net investment loss[1]	(0.05)
Net realized and unrealized loss on investments, securities sold short, written options contracts and foreign currency	(0.10)
Total from investment operations	(0.15)

Net asset value, end of period	$24.85

Total return[2]	(0.60)%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense)	1.51%[4,5]
Ratio of net investment loss to average net assets (including dividends on
securities sold short and interest expense)	(0.48)%[4]

Portfolio turnover rate	84%[3]

*	Commencement of operations.
[1]	Based on average daily shares outstanding for the period.
[2]	Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.
[5]	If interest and dividends on securities sold short and interest expense had been excluded, the expense ratios would have been lowered by 0.12% for the period ended September 30, 2017.

See accompanying Notes to Financial Statements.

WV CONCENTRATED EQUITIES FUND

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout the period.

For the Period May 1, 2017* through September 30, 2017
Net asset value, beginning of period	$25.00
Income from Investment Operations:
Net investment loss[1]	(0.02)
Net realized and unrealized loss on investments, securities sold short, written options contracts and foreign currency	(0.11)
Total from investment operations	(0.13)

Net asset value, end of period	$24.87

Total return[2]	(0.52)%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$210,323

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense)	1.26%[4,5]
Ratio of net investment loss to average net assets (including dividends onsecurities sold short and interest expense)	(0.23)%[4]

Portfolio turnover rate	84%[3]

*	Commencement of operations.
[1]	Based on average daily shares outstanding for the period.
[2]	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.
[5]	If interest and dividends on securities sold short and interest expense had been excluded, the expense ratios would have been lowered by 0.12% for the period ended September 30, 2017.

See accompanying Notes to Financial Statements.

Vivaldi Funds

NOTES TO FINANCIAL STATEMENTS

September 30, 2017

Note 1 – Organization

Vivaldi Merger Arbitrage Fund (the ‘‘Merger Arbitrage Fund’’), Vivaldi Multi-Strategy Fund (the “Multi-Strategy Fund”) and WV Concentrated Equities Fund (the “Concentrated Equities Fund”) (each a “Fund” and collectively the ‘‘Funds’’) are organized as a series of Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Multi-Strategy Fund is a diversified fund. The Merger Arbitrage Fund and the Concentrated Equities Fund are non-diversified funds.

The Merger Arbitrage Fund seeks returns that are largely uncorrelated with the returns of the general stock market and capital appreciation. The Fund commenced investment operations on October 1, 2015 with Class A and Class I shares. Prior to that date, its only activity was the receipt of a $1,000 investment from principals of the Fund’s advisor and a transfer of 307,251 newly issued shares of the Fund’s Class I in exchange for the net assets of the Highland Capital Management Institutional Fund, LLC, a Delaware limited liability company (the “Company”) valued at $3,073,511.  This exchange was nontaxable. The primary assets received by the Fund were cash, interest receivable and securities of the Company with a fair value of $2,249,946 (identified cost of investments transferred were $2,271,450), totaling $3,073,511.  For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Company was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The Multi-Strategy Fund seeks to achieve long-term capital appreciation by pursuing positive absolute returns across market cycles. In pursuing its objective, the Fund seeks to generate attractive long-term returns with low sensitivity to traditional equity and fixed-income indices. The Fund commenced investment operations on April 30, 2012, with two classes of shares, Class A and Class I. Effective July 20, 2017, the Fund changed fiscal year ends from February 28th to September 30th.

The WV Concentrated Equities Fund seeks growth of capital over the long term. The Fund commenced investment operations on May 1, 2017 with Class A and Class I shares. Prior to that date, its only activity was the receipt of a $2,000 investment from principals of the Fund’s advisor and a transfer of 12,741,561 shares of the Fund’s Class I shares in exchange for the net assets of the WHI Growth Fund, L.P. (the “Company”), a Delaware limited partnership, and WHI Growth Q.P., L.P. (the “Master Fund”), an Illinois limited partnership valued at $318,539,019. This exchange was nontaxable. The primary assets received by the Fund were cash, receivables and securities of the Company with a fair value of $278,318,635 (identified cost of investments transferred were $245,755,280), totaling $318,539,019. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Company was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The shares of each class of each Fund represent an interest in the same portfolio of investments of each particular Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

Vivaldi Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2017

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Funds value equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Options are valued at the mean between the last available bid and asked prices used. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Funds might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Funds’ advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Foreign Currency Translation

The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted as of 4:00 PM Eastern Standard Time. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(c) Short Sales

Short sales are transactions under which the Funds sell a security they do not own in anticipation of a decline in the value of that security. To complete such a transaction, the Funds must borrow the security to make delivery to the buyer. The Funds then are obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Funds. When a security is sold short, a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Funds are required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Funds also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Funds are subject to the risk that they may not always be able to close out a short position at a particular time or at an acceptable price.

Vivaldi Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2017

(d) Options

The Funds may write or purchase options contracts primarily to enhance the Funds’ returns or reduce volatility. In addition, the Funds may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. When a Fund writes or purchases an option, an amount equal to the premium received or paid by a Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether a Fund has realized a gain or a loss on investment transactions. A Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

(e) Exchange Traded Funds (“ETFs”)

ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. As a result, Fund shareholders indirectly bear their proportionate share of these acquired expenses. Therefore, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in securities.

Each ETF in which each Fund invests are subject to specific risks, depending on the nature of the ETF. Each ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. These risks could include liquidity risk, sector risk, and risks associated with fixed-income securities.

(f) Closed-end Funds (“CEFs”)

The Multi-Strategy Fund may invest in shares of CEFs. A CEF is a pooled investment vehicle that is registered under the Investment Company Act of 1940 and whose shares are listed and traded on U.S. national securities exchanges. Investments in CEFs are subject to various risks, including reliance on management’s ability to meet a CEF’s investment objective and to manage a CEF’s portfolio, and fluctuation in the market value of a CEF’s shares compared to the changes in the value of the underlying securities that the CEF owns. In addition, the Fund bears a pro rata share of the management fees and expenses of each underlying CEF, which results in the Fund’s shareholders being subject to higher expenses than if they invested directly in the CEFs.

Vivaldi Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2017

(g) Futures Contracts

Each Fund may enter into futures contracts (including contracts relating to foreign currencies, interest rates, commodities securities and other financial indexes and other commodities), and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (“CFTC”) or, consistent with CFTC regulations, on foreign exchanges.  A futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a commodity, such as an energy, financial agricultural or metal commodity, at a specified price, date, time and place. For example, a foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. Similarly, an interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (e.g., a debt security) at a specified price, date, time and place.  Securities, commodities and other financial indexes are capitalization weighted indexes that reflect the market value of the securities, commodities or other financial instruments respectively, represented in the indexes. A futures contract on an index is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

A futures contract held by a Fund is valued daily at the official settlement price on the exchange on which it is traded. In computing daily net asset value, the Fund will mark to market its open futures positions. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it.  Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying assets, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month).  If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss.  The transaction costs also must be included in these calculations.  As discussed below, however, the Fund may not always be able to make an offsetting purchase or sale.  In the case of a physically settled futures contract, this could result in the Fund being required to deliver, or receive, the underlying physical commodity, which could be adverse to the Fund.

At any time prior to the expiration of a futures contract, the Fund may seek to close the position by seeking to take an opposite position, which would operate to terminate the Fund’s existing position in the contract. Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell assets to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund’s performance.

Vivaldi Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2017

(h) Short-Term Investments

The Multi-Strategy Fund invests a significant amount (27.1% as of September 30, 2017) in the Morgan Stanley Institutional Liquidity Fund – Government Portfolio (“MVRXX”). MVRXX invests exclusively in a portfolio of short-term U.S. Treasury securities, as well as repurchase agreements collateralized fully by U.S. Treasury securities. The Fund may also hold cash.

MVRXX files complete Semi-Annual and Annual Reports with the U.S. Securities and Exchange Commission for semi-annual and annual periods of each fiscal year on Form N-CSR. The Forms N-CSR are available on the website of the U.S. Securities and Exchange Commission at www.sec.gov, and may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The net expense ratio per April 30, 2017 Semi-Annual report of Morgan Stanley Institutional Liquidity Fund – Government Portfolio was 0.17%.

(i) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations.  Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

The Multi-Strategy Fund incurred offering costs of approximately $26,993, which are being amortized over a one-year period from December 19, 2016.

The Concentrated Equities Fund incurred offering costs of approximately $19,730, which are being amortized over a one-year period from May 1, 2017.

(j) Federal Income Taxes

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

Vivaldi Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2017

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of September 30, 2017 and during the prior three open tax years, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(k) Distributions to Shareholders

The Funds will make distributions of net investment income, per the table below and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Distribution Frequency of
Net Investment Income
Merger Arbitrage Fund	Annually
Multi-Strategy Fund	Annually
Concentrated Equities Fund	Annually

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Vivaldi Asset Management, LLC (the “Advisor”). Under the terms of the Agreement, the Funds pay a monthly investment advisory fee to the Advisor. The annual rates are listed by Fund in the table below. The Advisor has contractually agreed to waive its fee and/or pay for operating expenses (excluding any taxes, leverage interest, acquired fund fees and expenses (as determined in accordance with Form N-1A), dividend and interest expense on short sales, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) in order to limit total annual operating expenses (an “Expense Cap”) for the Merger Arbitrage Fund and Multi-Strategy Fund. This agreement is in effect until January 31, 2018 for the Merger Arbitrage Fund and is in effect until December 16, 2018 for the Multi-Strategy Fund. Both agreements may be terminated before these dates only by the Trust’s Board of Trustees. The table below contains the Expense Cap by Fund and by Class.

	Investment Advisory Fees	Total Limit on Annual Operating Expenses Class A Shares†	Total Limit on Annual Operating Expenses Class I Shares†
Merger Arbitrage Fund	1.25%	1.85%	1.55%
Multi-Strategy Fund	1.60%	2.25%	1.95%
Concentrated Equities Fund	0.85%	1.45%	1.20%

†	The total limit on annual operating expenses is calculated based on each Fund’s average daily net assets.

Vivaldi Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2017

The Advisor has engaged Crescat Portfolio Management, LLC and RiverNorth Capital Management, LLC, (each, a "Sub-Advisor" and together, the “Sub-Advisors”) to manage the assets of the Multi-Strategy Fund and pays the Sub-Advisors from its advisory fees.

For the period ended September 30, 2017, the Advisor recovered $56,534 of its previously waived advisory fees and other absorbed expenses for the Merger Arbitrage Fund. Other than the Voluntary Limitations, the Advisor may recover from each Fund’s fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived.  The Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At September 30, 2017, the amount of these potentially recoverable expenses was $196,628. The Advisor may recapture all or a portion of this amount no later than September 30, 2019.

For the period ended September 30, 2017, the Advisor did not waive its fees or absorb other expenses for the Multi-Strategy Fund. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense at which they were waived. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment.  This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At September 30, 2017, the amount of these potentially recoverable expenses was $0.

Prior to the close of business on December 18, 2016, the investment advisory services were provided to the Multi-Strategy Fund by Orinda Asset Management LLC (the “Previous Advisor”), which received investment management fees for their services pursuant to the terms of the investment advisory agreements for the Fund. The investment advisory fees, which were computed daily and paid monthly, were payable at the following annual rate for the Fund, calculated as a percentage of the Fund’s average daily net assets of 1.75%. The Previous Advisor paid a portion of the fee it received from the Fund to Vivaldi Asset Management, LLC and Crescat Portfolio Management, LLC as compensation for subadvisory services to the Fund.

For the year ended February 28, 2017, the Previous Advisor waived its fees and absorbed other expenses totaling $42,251.

IMST Distributors, LLC serves as the Funds’ distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian.

The Merger Arbitrage Fund has a fee arrangement with its custodian, UMB Bank, n.a., which provides for custody fees to be reduced by earning credits based on cash balances left on deposit with the custodian. For the period ended September 30, 2017, the total fees reduced by earning credits were $11,061. Such amount is shown as a reduction of expenses, “Fees paid indirectly,” on the Statements of Operations.

Vivaldi Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2017

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the periods ended September 30, 2017, the Funds’ allocated fees incurred to Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statements of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Funds’ allocated fees incurred for CCO services for the periods ended September 30, 2017, are reported on the Statements of Operations.

UMBFS reimbursed the Merger Arbitrage Fund $11,641 for an error during a security tender. This amount is reported on the Fund’s Statements of Operations and Statements of Changes in Net Assets under the caption “Reimbursement by affiliate”.

Note 4 – Federal Income Taxes

At September 30, 2017, the cost of investments on a tax basis and gross unrealized appreciation (depreciation) on investments for federal income tax purposes were as follows:

	Merger Arbitrage Fund	Multi-Strategy Fund	Concentrated Equities Fund
Cost of investments	$430,181,977	$102,398,309	$165,415,563

Gross unrealized appreciation	$17,203,451	$9,791,090	$31,375,120
Gross unrealized depreciation	(8,398,009)	(5,867,229)	(3,902,606)
Net unrealized appreciation on investments	$8,805,442	$3,923,861	$27,472,514

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the periods ended September 30, 2017, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Fund	Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
Merger Arbitrage Fund	$1,624	$1,368,446	$(1,370,070)
Multi-Strategy Fund	(245,764)	707,951	(462,187)
Concentrated Equities Fund	1,821,787	287,051	(2,108,838)

Vivaldi Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2017

As of September 30, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Merger Arbitrage Fund	Multi-Strategy Fund	Concentrated Equities Fund
Undistributed ordinary income	$7,633,229	$1,107,765	$-
Undistributed long-term capital gains	-	1,868,585	-
Accumulated earnings	7,633,229	2,976,350	-

Accumulated capital and other losses	-	-	(67,608)
Unrealized appreciation on investments	8,805,442	3,923,861	27,472,514
Unrealized depreciation on foreign currency	-	(113,927)	(428)
Total accumulated earnings	$16,438,671	$6,786,284	$27,404,478

The tax character of distributions paid during the periods ended September 30, 2017 and September 30, 2016 was as follows:

	Merger Arbitrage Fund		Multi-Strategy Fund		Concentrated Equities Fund
Distribution paid from:	2017	2016	2017	2016	2017
Ordinary income	$256,827	$13,070	$-	$-	$-
Net long-term capital gains	412	-	-	-	-
Total taxable distributions	$257,239	$13,070	$-	$-	$-

At September 30, 2017, the Funds had accumulated capital loss carryforwards as follows:

Not Subject to Expiration
Fund	Short-Term	Long-Term	Total
Merger Arbitrage Fund	$-	$-	$-
Multi-Strategy Fund	-	-	-
Concentrated Equities Fund	67,608	-	67,608

Post-October capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. As of September 30, 2017, the following Funds had Post-October capital losses, which are deferred until October 1, 2018 for tax purposes:

Post-October Capital Losses
Fund	Short-Term	Long-Term	Total
Merger Arbitrage Fund	$-	$-	$-
Multi-Strategy Fund	-	-	-
Concentrated Equities Fund	-	-	-

Vivaldi Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2017

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), the Fund is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period.  However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Note 5 – Redemption Fee

The Merger Arbitrage Fund may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 30 days of purchase. For the year ended September 30, 2017 and for the year ended September 30, 2016, the Fund received $15,807 and $13,986, respectively, in redemption fees.

Note 6 – Investment Transactions

For the periods ended September 30, 2017, purchases and sales of investments, excluding short-term investments, were as follows:

	Purchases	Sales	Proceeds from Securities Sold Short	Cover Short Securities
Merger Arbitrage Fund	$2,384,595,392	$2,218,467,334	$479,841,822	$446,504,667
Multi-Strategy Fund	240,251,147	245,633,684	111,731,089	101,635,598
Concentrated Equities Fund	219,487,484	349,812,224	32,510,123	37,425,279

Note 7 – Distribution Plan

The Trust, on behalf of the Funds, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Funds to pay distribution fees for the sale and distribution of its shares.  With respect to Class A, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets. Class I does not pay any distribution fees.

For the periods ended September 30, 2017, distribution fees incurred are disclosed on the Statements of Operations.

Note 8 – Shareholder Servicing Plan

The Trust, on behalf of the Merger Arbitrage Fund and Multi-Strategy Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of Class A shares and 0.10% of average daily net assets of Class I shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

The Trust, on behalf of the Concentrated Equities Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of Class A shares and 0.15% of average daily net assets of Class I shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the periods ended September 30, 2017, shareholder servicing fees incurred are disclosed on the Statements of Operations.

Vivaldi Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2017

Note 9 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Vivaldi Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2017

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of September 30, 2017, in valuing the Funds’ assets carried at fair value:

Merger Arbitrage Fund	Level 1	Level 2	Level 3***	Total
Assets
Investments
Common Stocks*	$429,549,943	$-	$-	$429,549,943
Purchased Options Contracts	222,700	-	-	222,700
Short-Term Investments	116,292,274	-	-	116,292,274
Total Assets	$546,064,917	$-	$-	$546,064,917

Liabilities
Securities Sold Short
Common Stocks*	$107,030,413	$-	$-	$107,030,413
Written Options Contracts	-	47,085	-	47,085
Total Liabilities	$107,030,413	$47,085	$-	$107,077,498

Multi-Strategy Fund	Level 1	Level 2	Level 3***	Total
Assets
Investments
Closed-End Mutual Funds	$26,151,610	$-	$-	$26,151,610
Common Stocks*	86,913,275	-	-	86,913,275
Preferred Stocks	2,796,157	-	-	2,796,157
Purchased Options Contracts	42,890	15,500	-	58,390
Rights	84	-	-	84
Warrants	4,573	-	-	4,573
Short-Term Investments	42,126,780	-	-	42,126,780
Total Assets	$158,035,369	$15,500	$-	$158,050,869

Other Financial Instruments[1]
Futures Contracts	$134,143	$-	$-	$134,143

Liabilities
Securities Sold Short
Common Stocks*	$39,562,113	$-	$-	$39,562,113
Exchange-Traded Funds	12,162,071	-	-	12,162,071
Written Options Contracts	-	4,515	-	4,515
Total Securities Sold Short	$51,724,184	$4,515	$-	$51,728,699

Other Financial Instruments[1]
Futures Contracts	$35,848	$-	$-	$35,848

Vivaldi Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2017

Concentrated Equities Fund	Level 1	Level 2**	Level 3***	Total
Assets
Investments
Common Stocks*	$177,538,049	$-	$-	$177,538,049
Preferred Stocks	3,457,885	-	-	3,457,885
Short-Term Investments	36,096,366	-	-	36,096,366
Total Assets	$217,092,300	$-	$-	$217,092,300

Liabilities
Securities Sold Short
Common Stocks*	$24,204,223	$-	$-	$24,204,223
Total Liabilities	$24,204,223	$-	$-	$24,204,223

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
**	The Fund did not hold any Level 2 securities at period end.
***	The Fund did not hold any Level 3 securities at period end.
[1]	Other financial instruments are derivative instruments such as futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Transfers between levels 1, 2 or 3 are recognized at the end of the reporting period. There were no transfers between Levels at period end.

Note 11 – Derivative and Hedging Disclosure

Derivatives and Hedging requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance and cash flows. The Funds invested in options contracts, warrants and futures contracts during the periods ended September 30, 2017.

The effects of these derivative instruments on the Funds’ financial position and financial performance as reflected in the Statements of Assets and Liabilities and Statements of Operations are presented in the tables below. The fair values of derivative instruments as of September 30, 2017 by risk category are as follows:

	Merger Arbitrage Fund
	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value	Statement of Asset and Liabilities Location	Value
Equity contracts	Purchased options contracts, at value	$222,700	Written options contracts, at value	$47,085
Total		$222,700		$47,085

Vivaldi Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2017

	Multi-Strategy Fund
	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value	Statement of Asset and Liabilities Location	Value
Commodity contracts	Unrealized appreciation on futures contracts	$13,650	Unrealized depreciation on futures contracts	$17,186
Equity contracts	Purchased options contracts, at value	58,390	Written options contracts, at value	4,515
Foreign exchange contracts	Unrealized appreciation on futures contracts	100,644	Unrealized depreciation on futures contracts	18,662
Interest rate contracts	Unrealized appreciation on futures contracts	19,849	Unrealized depreciation on futures contracts	-
Total		$192,533		$40,363

The effects of derivative instruments on the Statements of Operations for the periods ended September 30, 2017 are as follows:

Merger Arbitrage Fund
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts
Equity contracts	$(747,899)	$291,086
Total	$(747,899)	$291,086

Multi-Strategy Fund
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts	Futures Contracts
Commodity contracts	$102,552	$-	$10,740
Equity contracts	(811,400)	81,812	(67,866)
Foreign exchange contracts	-	-	(71,271)
Interest rate contracts	-	-	(78,640)
Total	$(708,848)	$81,812	$(207,037)

Concentrated Equities Fund
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Written Options Contracts
Equity contracts	$224,447
Total	$224,447

Vivaldi Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2017

Merger Arbitrage Fund
Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts	Total
Equity contracts	$10,872	$(4,397)	$6,475
Total	$10,872	$(4,397)	$6,475

Multi-Strategy Fund
Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Futures Contracts	Purchased Options Contracts	Written Options Contracts	Total
Commodity contracts	$(27,783)	$-	$-	$(27,783)
Equity contracts	-	151,600	(7,624)	143,976
Foreign exchange contracts	82,980	-	-	82,980
Interest rate contracts	143,266	-	-	143,266
Total	$198,463	$151,600	$(7,624)	$342,439

The number of contracts is included on the Schedule of Investments. The quarterly average volumes of derivative instruments as of September 30, 2017 are as follows:

Merger Arbitrage Fund
Derivative	Quarterly Average	Amount
Options Contracts - Purchased	number of contracts	1,174
Options Contracts - Written	number of contracts	(582)

Multi-Strategy Fund
Derivative	Quarterly Average	Amount
Options Contracts - Purchased	number of contracts	761
Options Contracts - Written	number of contracts	(524)
Futures Contracts - Long	number of contracts	60
Futures Contracts - Short	number of contracts	(113)

Concentrated Equities Fund
Derivative	Quarterly Average	Amount
Options Contracts - Written	number of contracts	(600)

Vivaldi Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2017

Note 12 - Disclosures about Offsetting Assets and Liabilities

Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.

A Fund mitigates credit risk with respect to OTC derivative counterparties through credit support annexes included with International Swaps and Derivative Association, Inc. (“ISDA”) which are the standard contracts governing most derivative transactions between the Fund and each of its counterparties. These agreements allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

The Multi-Strategy Fund’s Statement of Assets and Liabilities presents financial instruments on a gross basis, therefore there are no net amounts and no offset amounts within the Statement of Assets and Liabilities to present below. Gross amounts of the financial instruments, amounts related to financial instruments/cash collateral not offset in the Statement of Assets and Liabilities and net amounts are presented below:

			Amounts Not Offset in Statement of Assets and Liabilities
Description/Financial Instrument/Statement of Assets and Liabilities Category	Counterparty	Gross Amounts Recognized in Statement of Assets and Liabilities	Financial Instruments*	Cash Collateral**	Net Amount
Unrealized appreciation on open futures contacts – asset	R.J. O'Brien	$134,143	$(35,848)	$-	$98,295
Unrealized depreciation on open futures contacts – liability	R.J. O'Brien	35,848	(35,848)	-	-

*	Amounts relate to master netting agreements and collateral agreements (for example, ISDA) which have been determined by the Advisor to be legally enforceable in the event of default and where certain other criteria are met in accordance with applicable offsetting accounting guidance.
**	Amounts relate to master netting agreements and collateral agreements which have been determined by the Advisor to be legally enforceable in the event of default but where certain other criteria are not met in accordance with applicable offsetting accounting guidance. The collateral amounts may exceed the related net amounts of financial assets and liabilities presented in the Statement of Assets and Liabilities. Where this is the case, the total amount reported is limited to the net amounts of financial assets and liabilities with that counterparty.

Vivaldi Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2017

Note 13 – Repurchase-to-Maturity Transactions, Repurchase Financings and Disclosures

Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures requires an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 14 – Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)

Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent) removes the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share ("NAV") practical expedient, as well as removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 15 – Borrowing

The Merger Arbitrage Fund has entered into a borrowing agreement with BNP Paribas (acting through its New York Branch). The Fund may borrow amounts up to one-third of the value of its assets. The Fund is charged interest of one-month Libor plus 1.10% for borrowing under this agreement. The average outstanding borrowings and average interest rate on the 62 days with borrowings by the Fund during the year ended September 30, 2017 were $57,722,961 and 2.175%, respectively. As of September 30, 2017, the Fund had no outstanding borrowings.

Note 16 – Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Vivaldi Funds and the Board of Trustees of

Investment Managers Series Trust II

We have audited the accompanying statements of assets and liabilities of the Vivaldi Merger Arbitrage Fund, Vivaldi Multi-Strategy Fund and WV Concentrated Equities Fund (the “Funds”), each a series of Investment Managers Series Trust II, including the schedules of investments, as of September 30, 2017, and the related statements of operations for the period then ended, the statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Vivaldi Merger Arbitrage Fund, Vivaldi Multi-Strategy Fund and WV Concentrated Equities Fund as of September 30, 2017, and the results of their operations, the changes in their net assets and financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

November 29, 2017

Vivaldi Funds

SUPPLEMENTAL INFORMATION (Unaudited)

Qualified Dividend Income

For the year ended September 30, 2017, 32.24% of the dividends to be paid from net investment income, including short-term capital gains (if any) from the Merger Arbitrage Fund, are designated as qualified dividend income.

Corporate Dividends Received Deduction

For the year ended September 30, 2017, 91.94% of the dividends to be paid from net investment income, including short-term capital gains (if any) from the Merger Arbitrage Fund, are designated as dividends received deduction available to corporate shareholders.

Long-Term Capital Gain Designation

For the year ended September 30, 2017, the Merger Arbitrage Fund designates long-term capital gain dividends of $412 for Federal income tax purposes.

Trustees and Officers Information

Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (877) 779-1999. The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees:
Thomas Knipper, CPA [a] (Born 1957) Trustee	Since September 2013	Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 – present).	3	None.
Kathleen K. Shkuda [a] (born 1951) Trustee	Since September 2013	Zigzag Consulting, a financial services consulting firm (2008 – present). Director, Managed Accounts, Merrill Lynch (2007-2008).	3	None.
Larry D. Tashjian [a] (born 1953) Trustee and Chairman of the Board	Since September 2013	Principal, CAM Capital Advisors, a family office (2001 – present).	3	General Finance Corporation.
John P. Zader [a] (born 1961) Trustee	Since September 2013	Retired (June 2014 – present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 – June 2014).	3	Investment Managers Series Trust, a registered investment company (includes 69 portfolios).

Vivaldi Funds

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustees[d]	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since September 2013	Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (September 2013 – January 2016).	3	Investment Managers Series Trust, a registered investment company (includes 69 portfolios).
Officers of the Trust:
Terrance P. Gallagher [a] (born 1958) President	Since September 2013	Executive Vice President, UMB Fund Services, Inc. (2007 – present). Director of Compliance, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2004 – 2007).	N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since September 2013	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President and Assistant Secretary	Since January 2016	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (September 2013 – January 2016).	N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since January 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present). Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since September 2013

Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 - 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.
c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds managed by the same investment advisor. The Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services, nor do they share the same investment advisor with any other series.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

Vivaldi Merger Arbitrage Fund and WV Concentrated Equities Fund

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

Board Consideration of Investment Advisory Agreements

At an in-person meeting held on April 27, 2017, the Board of Trustees (the “Board”) of Investment Managers Series Trust II (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the Investment Advisory Agreement (the “Merger Fund Agreement”) between the Trust and Vivaldi Asset Management, LLC (the “Investment Advisor”) with respect to the Vivaldi Merger Arbitrage Fund series of the Trust (the “Merger Fund”) for an additional one-year term from when it otherwise would expire.

At the same meeting, the Board and the Independent Trustees also reviewed and unanimously approved the Investment Advisory Agreement (the “WV Fund Agreement”) between the Trust and the Investment Advisor with respect to the WV Concentrated Equities Fund (the “WV Fund”) for an initial two-year term. The Merger Fund Agreement and the WV Fund Agreement are collectively referred to below as the “Fund Advisory Agreements.”

In renewing or approving each Fund Advisory Agreement, as applicable, the Board, including the Independent Trustees, determined that such renewal or approval was in the best interests of the applicable Fund and its shareholders.

Vivaldi Merger Arbitrage Fund

Background

In advance of the meeting, the Board received information about the Merger Fund and the Merger Fund Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background, experience and compensation structure of relevant personnel providing services to the Merger Fund; information about the Investment Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Investment Advisor’s overall relationship with the Merger Fund; reports comparing the performance of the Fund with returns of the Bloomberg Barclays U.S. Aggregate Bond Index and a group of comparable funds selected by Morningstar, Inc. (the Merger Fund’s “Peer Group”) from its Market Neutral fund universe (the Merger Fund’s “Fund Universe”) for the one-, three-, five-, and ten-year periods ended January 31, 2017; and reports comparing the investment advisory fee and total expenses of the Merger Fund with those of the Peer Group and Fund Universe. The Board also received a memorandum from legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Merger Fund Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor were present during the Board’s consideration of the Merger Fund Agreement.

In renewing the Merger Fund Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Vivaldi Merger Arbitrage Fund and WV Concentrated Equities Fund

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

Nature, Extent and Quality of Services

With respect to the performance results of the Merger Fund, the meeting materials indicated that the annualized total returns of the Merger Fund for the three-, five- and ten-year periods were above the median returns of the Peer Group and Fund Universe, as well as the Bloomberg Barclays U.S. Aggregate Bond Index return; and that the total return of the Merger Fund for the one-year period was below the median returns of the Peer Group and Fund Universe, as well as the Index, by 2.88%, 2.18% and 0.51%, respectively. The Trustees considered the Investment Advisor’s explanation that the Merger Fund’s underperformance was attributed to two particular portfolio holdings which the Fund sold later in the year. The Trustees also noted that performance data prior to October 2015 was based on the performance of the predecessor private fund that reorganized into the Merger Fund.

The Board considered the overall quality of services provided by the Investment Advisor to the Merger Fund. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Merger Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Merger Fund. The Board also considered the overall quality of the organization and operations of the Investment Advisor, as well as its compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Merger Fund were satisfactory.

Advisory Fee and Expense Ratio

With respect to the advisory fee paid by the Merger Fund, the meeting materials indicated that the annual investment advisory fee (gross of fee waivers) was the same as the median advisory fees of the Peer Group but higher than the Fund Universe median by 0.15%. The Trustees noted, however, that the Investment Advisor had waived a portion of its advisory fee for the year ended January 31, 2017. The Trustees also considered that the Investment Advisor manages assets for four other accounts, including one portion of another series of the Trust (the “Multi-Strategy Fund”), with similar investment strategies as those used by the Merger Fund, but that those accounts have different restrictions than the Fund. The Trustees observed that the Merger Fund’s advisory fee was lower than that of the Multi-Strategy Fund, which they noted was a multi-strategy fund with various portfolios managed using different investment strategies. The Trustees also observed that the Merger Fund’s advisory fee was higher than the asset-based fee for three of the accounts, but that those accounts charge an incentive fee in addition to an advisory fee. The Trustees also noted that the Investment Advisor oversees the Merger Fund’s compliance with certain requirements under the 1940 Act that do not apply to the Investment Advisor’s clients that are not registered under the 1940 Act.

The meeting materials indicated that the Merger Fund’s total expenses (net of fee waivers) for the Fund’s most recent fiscal year were above the Peer Group and Fund Universe medians by 0.11% and 0.14%, respectively. The Board noted, however, that the average net assets of the Merger Fund were lower than the average net assets of funds in the Peer Group.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Investment Advisor under the Merger Fund Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Merger Fund.

Vivaldi Merger Arbitrage Fund and WV Concentrated Equities Fund

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

Profitability and Economies of Scale

The Board also considered information prepared by the Investment Advisor relating to its costs and profits with respect to the Merger Fund for the year ended January 31, 2017. The Board noted that the Investment Advisor had waived a portion of its advisory fee with respect to the Merger Fund, and determined that the Investment Advisor’s profit level was reasonable. The Board also considered the benefits received by the Investment Advisor as a result of its relationship with the Merger Fund (other than the receipt of its investment advisory fee), including any research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of its compliance program, and the intangible benefits of the Investment Advisor’s association with the Merger Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Trustees also noted that although there were no advisory fee breakpoints, the Merger Fund’s capacity is likely to be constrained and therefore, the Investment Advisor did not expect to realize economies of scale with respect to the Fund.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Merger Fund Agreement was in the best interests of the Merger Fund and its shareholders and, accordingly, approved renewal of the Merger Fund Agreement.

WV Concentrated Equities Fund

Background

In advance of the meeting, the Board received information about the proposed WV Fund and the WV Fund Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of the Investment Advisor; information regarding the background, experience and compensation structure of relevant personnel who would be providing services to the WV Fund; information about the Investment Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the estimated profitability of the Investment Advisor’s overall relationship with the Fund; a report prepared by Morningstar comparing the proposed advisory fee and total expense ratio for the WV Fund to those of a group of comparable funds selected by Morningstar (the WV Fund’s “Peer Group”) from its Mid-Cap Value fund Universe (the WV Fund’s “Fund Universe”); and the Investment Advisor’s responses to the due diligence questionnaire which, among other things, compared the performance of the WHI Growth Fund Q.P., L.P. (the “Private Fund”), which the Investment Advisor was proposing to convert into the WV Fund, with returns of the S&P 500 Index and the Russell 2000 Index.

The Board also received a memorandum from legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed approval of the WV Fund Agreement. In addition, the Board considered information reviewed by the Board regarding the Investment Advisor during the year at other Board and Board committee meetings. No representatives of the Investment Advisor were present during the Board’s consideration of the WV Fund Agreement.

Vivaldi Merger Arbitrage Fund and WV Concentrated Equities Fund

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

In approving the WV Fund Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services

With respect to the performance results of the Private Fund, the meeting materials indicated the returns for the one- and three-year periods ended December 31, 2016, significantly underperformed the S&P 500 Index (by 10.7% or less) and Russell 2000 Index (by 20.05% or less), and although for the five- and ten-year periods the Private Fund trailed the S&P 500 Index (by 3.16% and 0.59%, respectively) and Russell 2000 Index (by 2.96% and 0.2%, respectively), the performance results for those longer periods were more in line with the returns of the indices. In considering this performance, the Trustees noted the Investment Advisor’s explanation that a period of significantly poor performance in the Private Fund from June 2015 through February 2016 and sub-optimal position sizing contributed to the Private Fund’s underperformance for all periods. The Trustees noted, however, that the Private Fund produced positive returns for the one-, three-, five- and ten-year periods, and that the Private Fund’s annualized performance over the ten-year period was very close to the performance of both benchmark indices. The Trustees also considered the Investment Advisor’s prior explanation that William Tuebo and another investment professional whose portfolio selections had performed well were still involved in the Private Fund’s portfolio management, while other investment professionals whose portfolio selections had not performed well were no longer involved in management of the Private Fund; and that Kyle Mowery, who had been added as a portfolio manager of the Private Fund in 2016, had managed another portfolio that had performed very well in 2016. The Trustees also considered the Investment Advisor’s belief in the strength of the WV Fund’s investment strategies and the portfolio management team, and their familiarity with the Investment Advisor as the investment advisor to two existing series of the Trust.

The Board also considered the services to be provided by the Investment Advisor to the WV Fund. In doing so, the Board considered the qualifications, experience, and responsibilities of the personnel of the Investment Advisor who would be involved in the activities of the WV Fund. The Board also considered the overall quality of the organization and operations, and the compliance structure and compliance procedures, of the Investment Advisor.

The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the Investment Advisor would have the capabilities, resources, and personnel necessary to manage the WV Fund, and that the Investment Advisor would provide the Fund with a reasonable potential for good investment results.

Advisory Fees and Expense Ratios

The Board reviewed information regarding the WV Fund’s proposed advisory fee and estimated total expenses. The meeting materials indicated that the proposed advisory fee to be paid by the WV Fund was higher than the Peer Group and Fund Universe medians by 0.08% and 0.10%, respectively. The Board considered the Investment Advisor’s assertions that the WV Fund’s advisory fee is appropriate in light of the significant fundamental research involved in developing a high conviction portfolio fundamentally designed to preserve and grow wealth. The Trustees also noted that the WV Fund’s advisory fee is lower than the current asset-based advisory fee for the Private Fund, which also charges an incentive fee.

Vivaldi Merger Arbitrage Fund and WV Concentrated Equities Fund

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

With respect to the WV Fund’s total expenses, the Board observed that the proposed total expenses (net of fee waivers) were above the median total expenses of the Peer Group and Fund Universe by 0.21% and 0.30%, respectively. The Board noted, however, that the estimated average net assets of the WV Fund in its first year of operations were lower than the average net assets of funds in the Fund Universe. The Board also noted the Investment Advisor’s belief that the level of the WV Fund’s expense cap would not impede the marketing of the WV Fund.

The Board and the Independent Trustees concluded that the proposed compensation payable to the Investment Advisor under the Advisory Agreement would be fair and reasonable in light of the nature and quality of the services proposed to be provided by the Investment Advisor to the WV Fund.

Profitability and Economies of Scale

The Board reviewed the estimated profitability to the Investment Advisor of its relationship with the WV Fund in its first year of operations taking into account estimated assets of $275 million. The Board determined that the Investment Advisor’s estimated profitability with respect to the WV Fund was reasonable. The Board also noted that the potential benefits received by the Investment Advisor as a result of its relationship with the WV Fund (other than the receipt of its advisory fee) would include any research made available to the Investment Advisor by broker-dealers providing execution services to the WV Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, the intangible benefits of its association with the WV Fund generally and any favorable publicity arising in connection with the WV Fund’s performance. The Board also noted that although the Advisory Agreement did not provide for fee breakpoints, the Investment Advisor represented that any such economies of scale would be considered in the future as the WV Fund’s assets grow.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that approval of the WV Fund Agreement was in the best interests of the WV Fund and its shareholders and, accordingly, approved the WV Fund Agreement.

Vivaldi Funds

EXPENSE EXAMPLES

For the Periods Ended September 30, 2017 (Unaudited)

Expense Examples

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchases within certain classes; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (Class A only) and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Actual Performance examples for the Vivaldi Merger Arbitrage Fund and Vivaldi Multi-Strategy Fund are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2017 to September 30, 2017.

The Actual Performance example for the WV Concentrated Equities Fund is based on an investment of $1,000 invested at the beginning of the period and held for the entire since inception period from May 1, 2017 (commencement of operations) to September 30, 2017.

The Hypothetical (5% annual return before expenses) example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period from April 1, 2017 to September 30, 2017.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Vivaldi Funds

EXPENSE EXAMPLES - Continued

For the Periods Ended September 30, 2017 (Unaudited)

Vivaldi Merger Arbitrage Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		4/1/17	9/30/17	4/1/17 – 9/30/17
Class A	Actual Performance	$1,000.00	$1,025.10	$17.79
	Hypothetical (5% annual return before expenses)	1,000.00	1,007.50	17.64
Class I	Actual Performance	1,000.00	1,025.90	15.86
	Hypothetical (5% annual return before expenses)	1,000.00	1,009.41	15.73

*	Expenses are equal to the Fund’s annualized expense ratios of 3.50% and 3.12% for the Class A and Class I shares, respectively, multiplied by the average account values over the period, multiplied by 183/365 (to reflect the six month period) for Class A shares and Class I shares. The expense ratios reflect a recovery of previously waived fees. Assume all dividends and distributions were reinvested.

Vivaldi Multi-Strategy Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		4/1/17	9/30/17	4/1/17 – 9/30/17
Class A	Actual Performance	$1,000.00	$1,021.20	$18.69
	Hypothetical (5% annual return before expenses)	1,000.00	1,006.57	18.56
Class I	Actual Performance	1,000.00	1,022.80	17.17
	Hypothetical (5% annual return before expenses)	1,000.00	1,008.09	17.05

*	Expenses are equal to the Fund’s annualized expense ratios of 3.69% and 3.39% for the Class A and Class I shares, respectively, multiplied by the average account values over the period, multiplied by 183/365 (to reflect the six month period) for Class A shares and Class I shares. Assume all dividends and distributions were reinvested.

WV Concentrated Equities Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period
		5/1/17*	9/30/17	5/1/17* – 9/30/17
Class A	Actual Performance**	$1,000.00	$994.00	$6.34
Class I	Actual Performance**	1,000.00	994.80	5.25
		4/1/17	9/30/17	4/1/17 – 9/30/17
Class A	Hypothetical (5% annual return before expenses)^	1,000.00	1,017.46	7.68
Class I	Hypothetical (5% annual return before expenses)^	1,000.00	1,018.77	6.36

*	Commencement of operations.
**	Expenses are equal to the Fund’s annualized expense ratios of 1.51% and 1.26% for the Class A and Class I shares, respectively, multiplied by the average account values over the period, multiplied by 153/365 (to reflect the since inception period) for Class A shares and Class I shares. Assume all dividends and distributions were reinvested.
^	Expenses are equal to the Fund’s annualized expense ratios of 1.51% and 1.26% for the Class A and Class I shares, respectively, multiplied by the average account values over the period, multiplied by 183/365 (to reflect the six month period) for Class A shares and Class I shares. Assume all dividends and distributions were reinvested.

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The Vivaldi Funds

Each a series of Investment Managers Series Trust II

Investment Advisor

Vivaldi Asset Management, LLC

225 West Wacker, Suite 2100

Chicago, Illinois 60606

Sub-Advisor

Crescat Portfolio Management, LLC

1560 Broadway, Suite 2270

Denver, Colorado 80202

Sub-Advisor

RiverNorth Capital Management, LLC

325 N. LaSalle Street, Suite 645

Chicago, Illinois 60654

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Vivaldi Merger Arbitrage Fund – Class A	VARAX	46141T 877
Vivaldi Merger Arbitrage Fund – Class I	VARBX	46141T 869
Vivaldi Multi-Strategy Fund – Class A	OMOAX	46141T 687
Vivaldi Multi-Strategy Fund – Class I	OMOIX	46141T 679
WV Concentrated Equities Fund – Class A	WVCAX	46141T 646
WV Concentrated Equities Fund – Class I	WVCIX	46141T 638

Privacy Principles of the Vivaldi Funds for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Vivaldi Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (877) 779-1999 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Funds at (877) 779-1999 or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by calling the Funds at (877) 779-1999. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (877) 779-1999.

Vivaldi Funds

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (877) 779-1999

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-877-779-1999.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has the following “audit committee financial experts” as defined in Item 3(b) of Form N-CSR serving on its Audit Committee: Messrs. Thomas Knipper and John P. Zader. The audit committee financial experts are “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Vivaldi Merger Arbitrage Fund	FYE 9/30/2017	FYE 9/30/2016
Audit Fees	$12,500	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

Vivaldi Multi-Strategy Fund	FYE 9/30/2017	FYE 2/28/2017
Audit Fees	$12,500	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

WV Concentrated Equities Fund	FYE 9/30/2017	FYE 9/30/2016
Audit Fees	$12,500	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Vivaldi Merger Arbitrage Fund	FYE 9/30/2017	FYE 9/30/2016
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

Vivaldi Multi-Strategy Fund	FYE 9/30/2017	FYE 2/28/2017
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

WV Concentrated Equities Fund	FYE 9/30/2017	FYE 9/30/2016
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Vivaldi Merger Arbitrage Fund
Non-Audit Related Fees	FYE 9/30/2017	FYE 9/30/2016
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Vivaldi Multi-Strategy Fund
Non-Audit Related Fees	FYE 9/30/2017	FYE 2/28/2017
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

WV Concentrated Equities Fund
Non-Audit Related Fees	FYE 9/30/2017	FYE 9/30/2016
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed January 9, 2017. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust II

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President

Date	12/08/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President

Date	12/08/2017

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	12/08/2017